SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of
the Securities Exchange Act of 1934 (Amendment No.  )

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ICAGEN, INC.
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Icagen, Inc.

4222 Emperor Blvd., Suite 350
Durham, North Carolina 27703

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

To the Stockholders of Icagen, Inc.

This Information Statement is furnished to the stockholders of Icagen, Inc., a Delaware corporation (“Icagen”, the “Corporation”, “we”, “our”, or “us”), in connection with our prior receipt of approval by a written consent, in lieu of a special meeting, of the holders of a majority of our voting power (see attached Exhibit A) of our new 2018 Stock Incentive Plan (the “Plan”). The affirmative vote of the holders of a majority of our voting power is required to approve the Plan. On December 14, 2018, the Corporation obtained the approval of the Plan by written consent of several stockholders that together are the record holders of shares of the Corporation’s common stock and shares of the Corporation’s Series C Preferred Stock, representing approximately 51.5% of the voting power of the Corporation as of December 4, 2018. The Plan cannot be effectuated until 20 days after the mailing of this Information Statement. A copy of the Plan is attached to this Information Statement as Exhibit B.

THE CORPORATION IS NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED TO NOT SEND A PROXY. Because the written consent of the holders of a majority of our voting power satisfies all applicable stockholder voting requirements, we are not asking for a proxy: please do not send us one.

Only holders of our voting securities at the close of business on December 4, 2018 shall be given a copy of the Information Statement. The date on which this Information Statement will be sent to stockholders will be on or about December   , 2018.

The accompanying information statement is for information purposes only. Please read it carefully.

The Information Statement serves as notice of the foregoing action pursuant to the Written Consent in accordance with Section 228 of the Delaware General Corporation Law. The close of business on December 4, 2018 is the record date (the “Record Date”) for the determination of the holders of our common stock and Series C Preferred Stock entitled to receive the Information Statement. As of December 4, 2018, we had 50,000,000 shares of our common stock authorized and 6,393,107 shares of our common stock outstanding and entitled to vote and 1,142,840 shares designated as Series C Preferred Stock and 799,988 shares of our Series C Preferred Stock entitled to vote. Each share of our common stock entitles the holder thereof to one vote on matters submitted for approval to the holders of our common stock. Each share of our Series C Preferred Stock entitles the holder thereof to three votes for each shares of common stock into which the Series C Preferred Stock is convertible on matters submitted for approval to our stockholders.

By Order of the Board

Very truly yours,

ICAGEN, INC.

By:	/s/ Timothy Tyson
	Name:	Timothy Tyson
	Title:	Non-executive Chairman of the Board

December    , 2018

Icagen, Inc.

4222 Emperor Blvd., Suite 350
Durham, North Carolina 27703
Telephone: (919) 941- 5206

This Information Statement is furnished to the stockholders of Icagen, Inc., a Delaware corporation (the “Corporation”), in connection with our prior receipt of approval by a written consent, in lieu of a special meeting, of the holders of a majority of our shares of voting stock (the “Majority Stockholders”) of our 2018 Stock Incentive Plan (the “Plan”). On December 14, 2018, we obtained the approval of the Plan by written consent of the Majority Stockholders that represent approximately 51.5% of the voting power of our Corporation as of December 4, 2018.

The Plan cannot be effectuated until 20 days after the mailing of this Information Statement. A copy of the Plan is attached to this Information Statement as Exhibit B.

The date on which this Information Statement will be sent to stockholders will be on or about December   , 2018, and this Information Statement is being furnished to all holders of the voting securities of the Corporation on record as of December 4, 2018 (the “Record Date”).

Our Board of Directors, and the owners of a majority of our outstanding voting securities, have unanimously adopted, ratified and approved the proposed actions by us. No other votes are required or necessary.

Vote Required

Pursuant to Icagen’s Bylaws and the Delaware General Corporation Law, a vote by the holders of at least a majority of our voting securities is required to approve the Plan. The Company’s Certificate of Incorporation does not authorize cumulative voting. As of the Record Date, the Company had 6,393,107 voting shares of common stock issued and outstanding and 400,000 shares of Series A Preferred Stock (“Series A Shares”) designated, none of which were outstanding, 3,000,000 shares of Series B Preferred Stock (“Series B Shares”) designated, none of which are outstanding and 1,142,840 shares of Series C Preferred Stock designated, 799,988 of which are outstanding. The common stock was entitled to one vote per share or 6,393,107 votes and the Series C Preferred Stock is entitled to three votes per share of common stock into which the Series C Preferred Stock is convertible or an aggregate of 2,399,964 votes.  An aggregate of 4,396,536 votes are required to approve the Plan. The Majority Stockholders represents in excess of 50% of the issued and outstanding votes with respect to the Company’s shares of common stock and preferred stock.  The consenting stockholders voted in favor of the Plan described herein in a written consent, dated December 14, 2018.

Interests of Certain Parties in the Matters to be Acted Upon

Michael Taglich, Timothy Tyson, Vincent Palmieri, Edward Roffman, and Clive Kabatznik, as individuals and/or as individuals controlling certain of the entities included among the Majority Stockholders, are all members of our Board of Directors. The Majority Stockholders have the ability to influence matters submitted to the vote of our stockholders, including the election of directors.

All of our directors, officers, consultants and employees are eligible to participate in, and receive awards under the Plan.

Record Date

The Board has fixed the close of business on December 4, 2018 as the Record Date for the determination of stockholders who are entitled to receive this Information Statement.

Effective Date

Under applicable federal securities laws, the Plan cannot be effected until at least 20 calendar days following the date that this Information Statement has been mailed to our stockholders. This Information Statement is first being mailed by us to our stockholders on or about December   , 2018.

PROPOSAL

On December 5, 2018, our Board of Directors adopted, subject to stockholder approval, the Plan.

Under our current forecasts, our current plan does not have shares available for grants that have been agreed to be issued, subject to shareholder approval of the Plan and the passing of the 20-day period referenced above; therefore, we must ensure that we have sufficient equity to issue under our 2018 Plan to our employees, directors and consultants.

In an effort to preserve cash and to attract, retain and motivate persons who make important contributions to our business, we desire to have the ability to issue securities to our employees, officers, directors and consultants and those of our subsidiaries under our new 2018 Plan. Since the current plan currently only has 3,110 shares of common stock reserved for issuance, management believes that the number of shares of common stock currently available for issuance under the 2015 Plan is insufficient to meet its needs to provide for awards to our employees, officers, directors and consultants and those of our subsidiaries and insufficient in order to allow us the ability to compete successfully for talented employees and consultants. In addition, the principal reason for the Plan is to increase the number of shares of our common stock approved for issuance to provide our Board of Directors, Compensation Committee and management with greater flexibility to provide grants of stock-based awards under the Plan.

The principal provisions of the Plan are summarized below and the proposed Plan, is attached hereto as Appendix B. The following discussion is qualified in its entirety by reference to the Plan.

Purpose of the Plan

The Board of Directors believes that the Plan is necessary for us to attract, retain, reward and motivate our employees, officers, directors and consultants through the grant of stock options, stock appreciation rights, restricted stock and restricted stock units. We believe the Plan is best designed to provide the proper incentives for our employees, officers, directors and consultants, ensures our ability to make performance-based awards, and meets the requirements of applicable law. There are currently seventy-seven (77) individuals that would be eligible to participate in the Plan, of which eight (8) are directors or executive officers and sixty-three (63 are employees of Icagen or its subsidiaries and six (6) are consultants to Icagen or its subsidiaries.

The Board of Directors believes that approval of the Plan is advisable to enable us to continue to grant equity-based awards. The Board further believes that the Plan is consistent with market practices and is important to allow us to attract, retain, reward and motivate our employees, directors and consultants, who are critical to achieving our business goals.

The Plan will be effective on the date of stockholder approval and after that date will apply to all awards made under the Plan on or after that date. We intend to register the shares authorized under the Plan under the Securities Act. If our stockholders do not approve the Plan, we will not issue awards under the Plan.

Significant Historical Award Information

Common measures of a stock plan’s cost include dilution and overhang.  Dilution measures the degree to which our stockholders’ ownership has been diluted by stock-based compensation awarded under our various equity plan and also includes shares that may be awarded under our various equity plan in the future, which is commonly referred to as overhang.

Key Equity Metrics	2017	2016	2015
Overhang (1)	36.5%	23.9%	26.4%
Dilution (2)	22.2%	20.9%	14.2%

(1)	Overhang is calculated by dividing (a) the sum of (i) the number of shares subject to equity awards outstanding at the end of the year and (ii) the number of shares available for future grants, by (b) the number of shares outstanding at the end of the year.

(2)	Dilution is calculated by dividing the number of shares subject to equity awards outstanding at the end of the fiscal year by the number of shares outstanding at the end of the fiscal year.

Administration

The Plan generally is to be administered by our Compensation Committee, which has been appointed by the Board of Directors to administer the Plan. The Compensation Committee has full authority to establish rules and regulations for the proper administration of the Plan, to select the employees, directors and consultants to whom awards are granted, and to set the date of grant, the type of award and the other terms and conditions of the awards, subject to in certain cases approval of the Board and in all cases consistent with the terms of the Plan.

Limitation on Awards and Shares Available

As of December 4, 2018, there were 3,110 shares of our common stock available for grants under the Corporation’s 2015 Stock Incentive Plan (the “2015 Plan”). Due to the combined limited number of shares of common stock reserved for issuance under the 2015 Plan, we are seeking the approval of our stockholders of the Plan, which will provide for an additional 2,000,000 shares of our common stock that may be delivered pursuant to awards granted during the life of the Plan.

Eligibility

Persons eligible to participate in the Plan include all of our and our subsidiaries’ employees, officers, directors and consultants.

Awards

The Plan provides for the grant of: (i) incentive stock options; (ii) nonqualified stock options; (iii) stock appreciation rights; (iv) restricted stock; (v) restricted stock units; and (vi) other stock-based and cash-based awards to eligible individuals. The terms of the awards will be set forth in an award agreement, consistent with the terms of the Plan. No stock option will be exercisable later than ten years after the date it is granted.

Stock Options.  The Compensation Committee may recommend grants of incentive stock options as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), and nonqualified stock options. Options shall be exercisable for such prices, shall expire at such times, and shall have such other terms and conditions as the Compensation Committee may determine at the time of grant and as set forth in the award agreement; however, the exercise price must be at least equal to 100% of the fair market value at the date of grant. The option price is payable in cash or other consideration acceptable to us.

Stock Appreciation Rights.  The Compensation Committee may recommend grants of stock appreciation rights with such terms and conditions as the Compensation Committee may determine at the time of grant and as set forth in the award agreement. The grant price of a stock appreciation right shall be determined by the Compensation Committee and shall be specified in the award agreement; however, the grant price must be at least equal to 100% of the fair market value of a share on the date of grant. Stock appreciation rights may be exercised upon such terms and conditions as are imposed by the Compensation Committee and as set forth in the stock appreciation right award agreement.

Restricted Stock.  Restricted stock may be granted in such amounts and subject to the terms and conditions as recommended by the Compensation Committee at the time of grant and as set forth in the award agreement. The Compensation Committee may impose performance goals for restricted stock. The Compensation Committee may authorize the payment of dividends on the restricted stock during the restricted period.

Restricted Stock Units. Restricted stock units may be granted in such amounts and subject to the terms and conditions as recommended by the Compensation Committee at the time of grant and as set forth in the award agreement. Each restricted stock unit represents a contingent right to receive one share of our common stock or, in the Compensation Committee’s discretion, the payment of cash for each unit in an amount equal to our share price. The Compensation Committee may impose performance goals for restricted stock units. The Compensation Committee may authorize the payment of dividend equivalents on the restricted stock units during the restricted period.

Other Awards.  The Compensation Committee may recommend grants of other types of equity-based or equity-related awards not otherwise described by the terms of the Plan, in such amounts and subject to such terms and conditions, as the Compensation Committee shall recommend. Such awards may be based upon attainment of performance goals established by the Compensation Committee and may involve the transfer of actual shares to participants, or payment in cash or otherwise of amounts based on the value of shares.

Amendment and Termination

Our Board of Directors may amend the Plan at any time, subject to stockholder approval to the extent required by applicable law or regulation or the listing standards of any market or stock exchange on which the common stock is at the time primarily traded. Additionally, stockholder approval will be specifically required to (i) increase the number of shares available for issuance under the Plan, or (ii) decrease the exercise price of any outstanding option or stock appreciation right granted under the Plan.

Our Board of Directors may terminate the Plan at any time. Unless sooner terminated by the Board, the Plan will terminate on the close of business on December 4, 2028.

Adjustment for Change in Capitalization

In the event that the Compensation Committee shall determine that any dividend or other distribution (whether in the form of cash, common stock, or other property), recapitalization, common stock split, reverse common stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event has occurred, then the Compensation Committee shall make such equitable changes or adjustments as it deems necessary or appropriate to any or all of (1) the number and kind of shares of common stock that may thereafter be issued in connection with awards, (2) the number and kind of shares of common stock, securities or other property (including cash) issued or issuable in respect of outstanding awards, (3) the exercise price, grant price or purchase price relating to any award, and (4) the maximum number of shares subject to awards which may be awarded to any employee during any tax year of the Company; provided that, with respect to incentive stock options, any such adjustment shall be made in accordance with Section 424 of the Code; and provided further that, no such adjustment shall cause any award hereunder that is or could be subject to Section 409A of the Code to fail to comply with the requirements of such section.

Effect of Change in Control

Unless otherwise determined in an award agreement, in the event of a Change in Control:

(a) With respect to each outstanding award that is assumed or substituted in connection with a Change in Control, in the event of a termination of a participant’s employment or service by Icagen without Cause during the 24-month period following such Change in Control, on the date of such termination (i) such award shall become fully vested and, if applicable, exercisable, (ii) the restrictions, payment conditions, and forfeiture conditions applicable to any such award granted shall lapse, and (iii) any performance conditions imposed with respect to awards shall be deemed to be fully achieved at target levels.

(b) With respect to each outstanding award that is not assumed or substituted in connection with a Change in Control, immediately upon the occurrence of the Change in Control, (i) such award shall become fully vested and, if applicable, exercisable, (ii) the restrictions, payment conditions, and forfeiture conditions applicable to any such award granted shall lapse, and (iii) any performance conditions imposed with respect to awards shall be deemed to be fully achieved at target levels.

(c) An award shall be considered assumed or substituted for if, following the Change in Control, the award remains subject to the same terms and conditions that were applicable to the award immediately prior to the Change in Control except that, if the award related to shares of common stock, the award instead confers the right to receive common stock of the acquiring entity.

Under the Plan, “Change in Control” shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

(i)	any Person (as defined in the Plan) is or becomes the “Beneficial Owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of Icagen (not including in the securities Beneficially Owned (as defined in the Plan) by such Person any securities acquired directly from Icagen) representing 30% or more of Icagen’s then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (A) of paragraph (iii) below; or

(ii)	the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the Effective Date (as defined in the Plan), constitute the Board of Directors and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of Icagen) whose appointment or election by the Board of Directors or nomination for election by Icagen stockholders was approved or recommended by a vote of at least a two-thirds of the directors then still in office who either were directors on the Effective Date or whose appointment, election or nomination for election was previously so approved or recommended; or

(iii)	there is consummated a merger or consolidation of Icagen with any other corporation other than (A) a merger or consolidation which would result in the voting securities of Icagen outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 50% of the combined voting power of the voting securities of Icagen or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a re-capitalization of Icagen (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of Icagen (not including in the securities Beneficially Owned by such Person any securities acquired directly from Icagen) representing 30% or more of the combined voting power of Icagen’s then outstanding securities; or

(iv)	the stockholders of Icagen approve a plan of complete liquidation or dissolution of Icagen or there is consummated an agreement for the sale or disposition by Icagen of all or substantially all of Icagen’s assets, other than a sale or disposition by Icagen of all or substantially all of Icagen’s assets to an entity at least 75% of the combined voting power of the voting securities of which are owned by Persons in substantially the same proportions as their ownership of Icagen immediately prior to such sale.

Miscellaneous

The Plan also contains provisions with respect to payment of exercise prices, vesting and expiration of awards, treatment of awards upon the sale of Icagen, transferability of awards, and tax withholding requirements. Various other terms, conditions, and limitations apply, as further described in the Plan.

Federal Income Tax Consequences

The following is a brief description of the principal federal income tax consequences, as of the date of this proxy statement, associated with the grant of awards under the Plan. This summary is based on our understanding of present United States federal income tax law and regulations. The summary does not purport to be complete or applicable to every specific situation. Furthermore, the following discussion does not address state or local tax consequences.

Options

Grant.  There is no federal income tax consequence to the participant solely by reason of the grant of incentive stock options or nonqualified stock options under the Plan.

Exercise.  The exercise of an incentive stock option is not a taxable event for regular federal income tax purposes if certain requirements are satisfied, including the requirement that the participant generally must exercise the incentive stock option no later than ninety days following the termination of the participant’s employment with us. However, such exercise may give rise to alternative minimum tax liability (see “Alternative Minimum Tax” below).

Upon the exercise of a nonqualified stock option, the participant will generally recognize ordinary income in an amount equal to the excess of the fair market value of the shares at the time of exercise over the amount paid by the participant as the exercise price. The ordinary income recognized in connection with the exercise by a participant of a nonqualified stock option will be subject to both wage and employment tax withholding.

The participant’s tax basis in the shares acquired pursuant to the exercise of an option will be the amount paid upon exercise plus, in the case of a nonqualified stock option, the amount of ordinary income, if any, recognized by the participant upon exercise thereof.

Qualifying Disposition.  If a participant disposes of shares of our common stock acquired upon exercise of an incentive stock option in a taxable transaction, and such disposition occurs more than two years from the date on which the option was granted and more than one year after the date on which the shares were transferred to the participant pursuant to the exercise of the incentive stock option, the participant will realize long-term capital gain or loss equal to the difference between the amount realized upon such disposition and the participant’s adjusted basis in such shares (generally the option exercise price).

Disqualifying Disposition.  If the participant disposes of shares of our common stock acquired upon the exercise of an incentive stock option (other than in certain tax free transactions) within two years from the date on which the incentive stock option was granted or within one year after the transfer of shares to the participant pursuant to the exercise of the incentive stock option, at the time of disposition the participant will generally recognize ordinary income equal to the lesser of (i) the excess of each such share’s fair market value on the date of exercise over the exercise price paid by the participant, or (ii) the participant’s actual gain. If the total amount realized on a taxable disposition (including return on capital and capital gain) exceeds the fair market value on the date of exercise of the shares of our common stock purchased by the participant under the option, the participant will recognize a capital gain in the amount of the excess. If the participant incurs a loss on the disposition (the total amount realized is less than the exercise price paid by the participant), the loss will be a capital loss.

Other Disposition.  If a participant disposes of shares of our common stock acquired upon exercise of a nonqualified stock option in a taxable transaction, the participant will recognize capital gain or loss in an amount equal to the difference between the participant’s basis (as discussed above) in the shares sold and the total amount realized upon disposition. Any such capital gain or loss (and any capital gain or loss recognized on a disqualifying disposition of shares of our common stock acquired upon exercise of incentive stock options as discussed above) will be short-term or long-term depending on whether the shares of our common stock were held for more than one year from the date such shares were transferred to the participant.

Alternative Minimum Tax.  Alternative minimum tax is payable if and to the extent the amount thereof exceeds the amount of the taxpayer’s regular tax liability, and any alternative minimum tax paid generally may be credited against future regular tax liability (but not future alternative minimum tax liability). Alternative minimum tax applies to alternative minimum taxable income. Generally, regular taxable income as adjusted for tax preferences and other items is treated differently under the alternative minimum tax.

For alternative minimum tax purposes, the spread upon exercise of an incentive stock option (but not a nonqualified stock option) will be included in alternative minimum taxable income, and the taxpayer will receive a tax basis equal to the fair market value of the shares of our common stock at such time for subsequent alternative minimum tax purposes. However, if the participant disposes of the incentive stock option shares in the year of exercise, the alternative minimum tax income cannot exceed the gain recognized for regular tax purposes, provided that the disposition meets certain third-party requirements for limiting the gain on a disqualifying disposition. If there is a disqualifying disposition in a year other than the year of exercise, the income on the disqualifying disposition is not considered alternative minimum taxable income.

There are no federal income tax consequences to us by reason of the grant of incentive stock options or nonqualified stock options or the exercise of an incentive stock option (other than disqualifying dispositions). At the time the participant recognizes ordinary income from the exercise of a nonqualified stock option, we will be entitled to a federal income tax deduction in the amount of the ordinary income so recognized (as described above), provided that we satisfy our reporting obligations described below. To the extent the participant recognizes ordinary income by reason of a disqualifying disposition of the stock acquired upon exercise of an incentive stock option, and subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code (“Section 162(m)”), and the satisfaction of a tax reporting obligation, we generally will be entitled to a corresponding deduction in the year in which the disposition occurs. Prior to the enactment of the Tax Cut and Jobs Act of 2017 (the “Tax Act”), Section 162(m) of the Code precluded a public corporation from taking a tax deduction for certain compensation in excess of $1.0 million in any one year paid to its Chief Executive Officer or any of its three other highest-paid executive officers (not including our Chief Financial Officer), unless certain specific and detailed criteria are satisfied. However, certain qualifying “performance-based” compensation (that is, compensation paid under a plan administered by a committee of outside directors, based on achieving objective performance goals, the material terms of which were approved by shareholders, such as our prior plan) was not subject to the $1.0 million deduction limit. With the passage of the Tax Act, only qualifying performance-based compensation paid pursuant to a binding written contract in effect on November 2, 2017 (and not modified in any material respect on or after November 2, 2017) as set forth under the Tax Act will be eligible for the deduction exception. The Tax Act also expanded the executive officers covered by Section 162(m) to include the chief financial officer position as well as any person who ever was a covered executive for any prior taxable year, beginning after December 31, 2016. As a result of these changes, starting in 2018, most compensation payable to any person who was a named executive officer of the Company since fiscal year 2016 will not be deductible, regardless of whether the compensation is performance-based.

For our chief executive officer, chief financial officer, and for the individuals serving as officers who are among the three highest compensated officers (other than the chief executive officer and chief financial officer) for proxy reporting purposes, Section 162(m) limits the amount of compensation otherwise deductible by us to $1,000,000 per year for each such individual. We are required to report to the Internal Revenue Service any ordinary income recognized by any participant by reason of the exercise of a nonqualified stock option. We are required to withhold income and employment taxes (and pay the employer’s share of the employment taxes) with respect to ordinary income recognized by the participant upon exercise of nonqualified stock options.

Stock Appreciation Rights

There are no tax consequences to the participant or us by reason of the grant of stock appreciation rights. In general, upon exercise of a stock appreciation rights award, the participant will recognize taxable ordinary income equal to the excess of the stock’s fair market value on the date of exercise over the stock appreciation rights’ base price, or the amount payable. Generally, with respect to employees, Icagen is required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) and the satisfaction of a tax reporting obligation, we generally will be entitled to a business expense deduction equal to the taxable ordinary income realized by the participant.

Restricted Stock

Unless a participant makes a Section 83(b) election, as described below, with respect to restricted stock granted under the Plan, a participant receiving such an award will not recognize income and we will not be allowed a deduction at the time such award is granted. While an award remains unvested or otherwise subject to a substantial risk of forfeiture, a participant will recognize compensation income equal to the amount of any dividends received and we will be allowed a deduction in a like amount. When an award vests or otherwise ceases to be subject to a substantial risk of forfeiture, the excess of the fair market value of the award on the date of vesting or the cessation of the substantial risk of forfeiture over the amount paid, if any, by the participant for the award will be ordinary income to the participant and will be claimed as a deduction for federal income tax purposes by us. Upon disposition of the shares received, the gain or loss recognized by the participant will be treated as capital gain or loss, and the capital gain or loss will be short-term or long-term depending upon whether the participant held the shares for more than one year following the vesting or cessation of the substantial risk of forfeiture.

However, by filing a Section 83(b) election with the Internal Revenue Service within 30 days after the date of grant, a participant’s ordinary income and commencement of holding period and the deduction will be determined as of the date of grant. In such a case, the amount of ordinary income recognized by such a participant and deductible by us will be equal to the excess of the fair market value of the award as of the date of grant over the amount paid, if any, by the participant for the award. If such election is made and a participant thereafter forfeits his or her award, no refund or deduction will be allowed for the amount previously included in such participant’s income.

Generally, with respect to employees, we are required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation and any tax withholding condition, we generally will be entitled to a business expense deduction equal to the taxable ordinary income realized by the recipient. Upon disposition of stock, the recipient will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock, if any, plus any amount recognized as ordinary income upon acquisition (or vesting) of the stock. Such gain or loss will be long- or short-term depending on whether the stock was held for more than one year from the date ordinary income is measured.

Restricted Stock Units

The recipient of an award of restricted stock units generally will not be taxed upon the grant or vesting of the award, but rather will recognize ordinary income in an amount equal to the amount paid to him or her in respect of such award at the time such award is paid. In either case, we will be entitled to a deduction at the time when, and in the amount that, the recipient recognizes ordinary income.

EQUITY COMPENSATION PLAN INFORMATION

New Plan Benefits Under the 2018 Stock Incentive Plan

As of December 4, 2018, we have granted 1,596,890 options with a weighted average exercise price of $3.50 under the 2015 Plan. Of these options, 337,500 were granted to members of the Board of Directors and 1,259,390 were granted to officers, employees and consultants. During the year ended December 31, 2017, we have granted 120,000 options with a weighted average exercise price of $3.50 under the 2015 Plan.  Of these options, 50,000 were granted to members of the Board of Directors and 70,000 were granted to officers, employees and consultants and of these restricted stock units none were granted to members of the Board of Directors and none were granted to employees and consultants. Except as set forth in the next sentence, at this time the benefits and amounts that will be received by or allocated to our executive officers, non-executive directors and employees and consultants under the Plan are not determinable. We have not approved any awards that are conditioned upon stockholder approval of the Plan other than an award to each of Richie Cunningham and Douglas Krafte of an option to purchase 154,062 and 68,942 shares of common stock, respectively, upon stockholder approval of the Plan.

Equity Compensation Plan Information

The following table contains information about our equity compensation plan as of December 31, 2017. In December 2015, our stockholders approved the 2015 Plan, which provides for a maximum of 1,600,000 awards.

Equity Compensation Plan Information

Plan Category	Number of securities to be issued upon exercise of outstanding options	Weighted-average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plan (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plan approved by security holders
2015 Stock Incentive Plan	689,168	3.50	910,832
Equity compensation plan not approved by security holders	-	-	-
Total	689,168	3.50	910,832

In November 2018, we issued to (i) each of Timothy Tyson, Edward Roffman, Clive Kabatznik, Michael Taglich and Vincent Palmieri options to purchase 25,000 shares of common stock, respectively, which options vest as to 12,500 shares immediately and 12,500 shares on November 14, 2019 (the one year anniversary of the grant date), and for his services as a non-executive chairman of the Corporation, additional options to purchase 100,000 shares of common stock to Timothy Tyson, all of which vest immediately, (ii) Mark Korb an option to purchase 100,000 shares of common stock, which vest immediately, (iii) Richard Cunningham an option to purchase 535,000 shares of common stock vesting pro rata on a monthly basis over three (3) years; and (iv) Douglas Krafte an option to purchase 120,000 shares of common stock vesting pro rata on a monthly basis over three (3) years.

The Compensation Committee plans to approve an additional 154,062 and 68,942 options to Richard Cunningham and Douglas Krafte under the Plan as soon as it is implemented.

Executive Compensation

The following table sets forth all compensation awarded, earned or paid for services rendered by our principal executive officer, principal financial officer and each executive officer whose compensation exceeded $100,000 during each of the fiscal years ended December 31, 2017 and 2016.

Summary Compensation Table

The following table sets forth all compensation awarded, earned or paid for services rendered by our principal executive officer, principal financial officer and each executive officer whose compensation exceeded $100,000 during each of the fiscal years ended December 31, 2017 and 2016.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)	Non-Equity Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Richard Cunningham,	2017	305,625	260,000	53,860	-	-	20,693	640,178
President and Chief Executive Officer (1)(2)	2016	300,000	150,000	-	-	-	25,779	475,779

Douglas Krafte,	2017	278,537	63,854	-	-	-	41,506	383,897
Chief Scientific Officer (3)(4)	2016	215,328	36,168	243,376	-	-	32,491	527,363

Mark Korb,	2017	-	-	-	-	-	-	-
Chief Financial Officer (5)	2016	-	-	-	-	-	-	-

(1)	All other compensation for Mr. Cunningham includes $19,105 (2016 - $24,382) for Corporation contributed health care and $1,588 (2016 - $1,397) for life, and disability benefits.

(2)	Mr. Cunningham was awarded 20,000 options on March 15, 2017 which vest equally over a 36-month period commencing on March 15, 2017. These options were valued using the Black-Scholes option pricing model.

(3)	All other compensation for Douglas Krafte includes $27,383 (2016 - $19,981) for company contributed health care; $12,534 (2016 - $11,317) for company contributions to his 401(k) plan and $1,588 (2016 - $1,193) for life and disability benefits.

(4)	Dr. Krafte was awarded 100,000 common stock options on May 3, 2016, which vested as to 25,000 immediately and 2,083 per month for a period of 36 months. The options were valued at $243,376 using a Black-Scholes valuation model.

(5)	Mr. Korb is not compensated directly for his services as our CFO, however he is compensated by First South Africa Management (“FSAM”). Clive Kabatznik, one of our directors, is the managing member of FSAM, which has a consulting agreement with the Company, for a fee of $15,000 per month for CFO services and a further $8,500 per month for bookkeeping services and operates on a month to month basis.

Outstanding Equity Awards at Fiscal Year End

The table below summarizes all unexercised options, stock that has not vested, and equity incentive plan awards for each named executive officer as of December 31, 2017:

	OPTION AWARDS					STOCK AWARDS
	Number of securities underlying unexercised options Exercisable	Number of securities underlying unexercised options Unexercisable	Equity incentive plan awards: Number of securities underlying unearned options	Option exercise price	Option expiry	Number of shares or units of stock that have not vested	Market value of shares or units of stock that have not vested	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested
Name	(#)	(#)	(#)	($)	Date	(#)	($)	(#)	($)

Richard	154,166	95,834	-	3.50	1/7/2025	-	-	-	-
Cunningham(1)	5,000	15,000	-	3.50	3/14/2027	-	-	-	-

Douglas Krafte(2)	62,500	37,500	-	3.50	5/18/2026	-	-	-	-

Mark Korb(3)	37,500	-	-	3.00	3/14/2023	-	-	-	-

(1)	Mr. Cunningham was awarded 250,000 options on January 7, 2015 which vest as follows; 50,000 vested on November 24, 2015, 150,000 vest equally over a period of 36 months commencing on November 24, 2015 and 50,000 on November 24, 2018. This does not include an additional 20,000 options awarded to Mr. Cunningham on March 15, 2017 by the Compensation Committee. A further 20,000 options were awarded on March 15, 2017 which vest equally over a 36-month period.

(2)	Dr. Krafte was awarded 100,000 options on May 19, 2016 which vest as to 25,000 on May 19, 2016 and the remaining equally over a period of 36 months.

(3)	Mr. Korb was awarded 37,500 options on May 15, 2013 which are fully vested.

Employment Agreements

On November 24, 2014, we entered into an employment agreement (the “Cunningham Employment Agreement”) with Mr. Cunningham for him to serve as our Chief Executive Officer and President. The Cunningham Employment Agreement was for a term of four years, pursuant to which Mr. Cunningham was entitled to an annual base salary of $300,000, which was increased by 2.5% in March 2017 to $307,500 and was increased to $375,000 in November 2018 was eligible for discretionary performance bonus payments of up to 100% of his base salary payable in cash.  In addition, Mr. Cunningham was guaranteed a minimum bonus amount of $100,000 payable immediately after the first year of employment with us provided he remained employed by us on the one- year anniversary of his commencement of employment. The bonus was paid in 2015. Additionally, pursuant to the terms of his agreement, on January 7, 2015, Mr. Cunningham was granted options to purchase 250,000 shares of our common stock at an exercise price of $3.50 (post-stock split) per share. In March 2017, Mr. Cunningham was awarded a cash bonus equal to seventy percent of his base salary plus ten-year options to purchase twenty thousand shares of our common stock at an exercise price of $3.50 per share, vesting monthly on a pro-rata basis over three years.

The Employment Agreement also includes confidentiality obligations and inventions assignments by Mr. Cunningham.

If the Cunningham Employment Agreement is terminated for any reason, Mr. Cunningham or his estate as the case may be, will be entitled to receive the accrued base salary, bonus earned, vacation pay, expense reimbursement and any other entitlements accrued by him to the extent not previously paid (the “Accrued Obligations”); provided, however, that if his employment is terminated at any time by us without Just Cause (as defined in the Cunningham Employment Agreement) or by Mr. Cunningham for Good Reason (as defined in the Cunningham Employment Agreement) then in addition to paying the Accrued Obligations; we will continue to pay Mr. Cunningham his then-current base salary and continue to provide benefits to Mr. Cunningham at least equal to those which he had at the time of termination for a period of nine months after termination. The right to receive any option which has not yet vested or been awarded shall terminate upon the termination of Mr. Cunningham employment for any reason. The period(s) to exercise the option following termination of employment, shall be according to our existing stock option plan and customary form of employee stock option agreement.

On November 14, 2018, our Board approved an amendment to the Cunningham Employment Agreement (the “Cunningham Amendment”). The Cunningham Amendment increased Mr. Cunningham’s salary to Three Hundred Seventy Five Thousand Dollars ($375,000) per year.

On June 19, 2017, we entered into a four-year employment agreement with Douglas Krafte, Ph.D. (the “Krafte Employment Agreement”), pursuant to which Dr. Krafte is entitled to an annual base salary of $285,000 and will be eligible for an annual discretionary performance bonus payments of up to 35% of his base salary payable in cash, which bonus, if any, will be awarded in the sole and absolute discretion of our board of directors and the compensation committee of the board of directors.  Dr. Krafte will continue to be engaged as our Chief Scientific Officer.

The Krafte Employment Agreement also includes confidentiality obligations, inventions assignments by Dr. Krafte and non-compete and non-solicitation provisions. If Dr. Krafte’s employment is terminated for any reason, he or his estate as the case may be, will be entitled to receive the accrued base salary, vacation pay, expense reimbursement and any other entitlements accrued by him to the extent not previously paid (the “Krafte Accrued Obligations”); provided, however, that if his employment is terminated at any time after July 1, 2017 by us without Just Cause (as defined in the Krafte Employment Agreement) or by Dr. Krafte for Good Reason (as defined in the Krafte Employment Agreement) then in addition to paying the Krafte Accrued Obligations; we will be obligated to continue to pay Dr. Krafte his then-current base salary and continue to provide benefits to Dr. Krafte at least equal to those which he had at the time of termination for a period of nine months after termination.

On November 14, 2018, the Board approved an amendment to the Krafte Employment Agreement (the “Krafte Amendment”). The Krafte Amendment increased Dr. Krafte’s salary to Two Hundred Ninety Five Thousand Dollars ($295,000) per year and increased Dr. Krafte’s target bonus to up to 50% of his base salary.

Compensation of Directors

The table below summarizes all compensation for the year ended December 31, 2017 of our directors who are also not named executive officers:

Name	Fees earned or paid in cash ($)	Stock awards ($)	Option awards ($)	Non-Equity Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Timothy Tyson (1)(3)(4)	120,000		26,930	-	-	-	146,930

Clive Kabatznik (2)(3)(4)	25,000		26,930	-	-	-	51,930

Vincent Palmieri (2)(3)(4)	25,000		26,930	-	-	-	51,930

Edward Roffman (2)(3)(4)	25,000		26,930	-	-	-	51,930

Michael Taglich (2)(3)(4)	25,000		26,930	-	-	-	51,930

(1)	Mr. Tyson earned $120,000 for his services as a non-executive chairman of the Corporation.

(2)	Messrs. Kabatznik, Palmieri, Roffman and Taglich were each compensated for their services as Board directors at a rate of $25,000 per annum.

(3)	Each of the directors of the Corporation were awarded 10,000 stock options on March 15, 2017, valued at $26,930 each using a Black-Scholes option valuation model utilizing the assumptions as disclosed under footnote 20 to the annual financial statements.

(4)	As of December 31, 2017, the following are the aggregate number of option and stock awards held by each of our directors who were not also named Executive Officers:

	Option	Stock
	awards	awards
Name	(Amount)	(Amount)
Timothy Tyson(a)	98,500	-
Clive Kabatznik(b)	60,000	-
Vincent Palmieri(c)	32,500	-
Edward Roffman(d)	47,500	19,000
Michael Taglich(e)	32,500	-

(a)	The options outstanding includes; (i) on October 1, 2013, Mr. Tyson was awarded options exercisable for 10,000 shares of common stock of which all are vested; (ii) on April 1, 2014, Mr. Tyson was awarded options exercisable for 66,000 shares of common stock, of which all are vested; (iii) on May 19, 2016 Mr. Tyson was awarded options exercisable for 12,500 shares of common stock of which 6,713 are vested as of December 31, 2017; and (iv) on March 15, 2017, Mr. Tyson was awarded options exercisable over 10,000 shares of common stock of which 2,500 are vested at December 31, 2017.

(b)	The options outstanding includes; (i) on March 14, 2013, Mr. Kabatznik was awarded options exercisable for 37,500 shares of common stock of which all are vested; (ii) on May 19, 2016, Mr. Kabatznik was awarded options exercisable for 12,500 shares of common stock, of which 6,713 are vested as of December 31, 2017; and (iii) on March 15, 2017, Mr. Kabatznik was awarded options exercisable over 10,000 shares of common stock of which 2,500 are vested at December 31, 2017.

(c)	The options outstanding includes; (i) on April 1, 2014, Mr. Palmieri was awarded options exercisable for 10,000 shares of common stock of which all are vested; (ii) on May 19, 2016, Mr. Palmieri was awarded options for 12,500 shares of common stock of which 6,713 are vested as of December 31, 2017; and on March 15, 2017, Mr. Palmieri was awarded options exercisable over 10,000 shares of common stock of which 2,500 are vested at December 31, 2017.

(d)	The restricted stock and options outstanding includes; (i) on June 16, 2015, Mr. Roffman was granted 19,000 shares of common stock for his services as Audit Committee Chair which are fully vested; (ii) On May 1, 2012, Mr. Roffman was awarded options exercisable for 15,000 shares of common stock of which all are vested; (iii) on April 1, 2014, Mr. Roffman was awarded options exercisable for 10,000 shares of common stock of which all are vested as of December 31, 2017; (iv) on May 19, 2016, Mr. Roffman was awarded options exercisable for 12,500 shares of common stock of which 6,713 are vested as of December 31, 2017; and (v) on March 15, 2017, Mr. Roffman was awarded options exercisable over 10,000 shares of common stock of which 2,500 are vested at December 31, 2017.

(e)	The options outstanding includes: (i) on April 1, 2014, Mr. Taglich was awarded options exercisable for 10,000 shares of common stock of which all are vested; (ii) on May 19, 2016, Mr. Taglich was awarded options exercisable for 12,500 shares of common stock of which 6,713 are vested as of December 31, 2017; on March 15, 2017, Mr. Taglich was awarded options exercisable over 10,000 shares of common stock of which 2,500 are vested at December 31, 2017.

Each director is reimbursed for travel and other out-of-pocket expenses incurred in attending Board and committee meetings.

Each non-employee director receives cash compensation for services provided as a director of $25,000 per annum, other than Tim Tyson, our Chairman of the Board who receives cash compensation of $120,000. In March 2017 each director was issued an option to purchase 10,000 shares of common stock at an exercise price of $3.50 per share vesting pro-rata on a monthly basis over three years. In November 2018, we issued to each of Timothy Tyson, Edward Roffman, Clive Kabatznik, Michael Taglich and Vincent Palmieri options exercisable for 25,000 shares of common stock, respectively, which vest as to 12,500 shares immediately and 12,500 shares on the one-year anniversary of the grant date, and an additional 100,000 options exercisable for 100,000 shares of common stock to Timothy Tyson, all of which vest immediately.

EQUITY COMPENSATION PLAN INFORMATION

Vote Required

The Board of Directors of Icagen has adopted, ratified and approved the proposal to authorize the Plan and stockholders of Icagen holding in excess of a majority of the voting power on the Record Date have approved the Plan.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth information about the securities authorized for issuance under our equity compensation plans for the fiscal year ended December 31, 2017.

	Number of securities to be issued upon exercise of outstanding options	Weighted average exercise price of outstanding options	Number of securities remaining for future issuance under equity compensation plans

Equity Compensation plans approved by the stockholders
2005 Stock incentive plan	730,791	$3.67	-
2015 stock incentive plan	689,168	$3.50	910,832

	1,419,959	$3.59	910,832

In December 2015, the Board of Directors of Icagen adopted, ratified and approved the proposal to authorize the 2015 Plan and stockholders of Icagen holding in excess of a majority of the voting power on the Record Date approved the Plan.

BOARD OF DIRECTORS’ RECOMMENDATION AND STOCKHOLDER APPROVAL

On December 5, 2018, our Board of Directors voted to authorize and seek approval of our stockholders of the Plan. In the absence of a meeting, the affirmative consent of holders of a majority of the voting securities was required to approve the Plan. Because the holders of in excess of 50% of our voting power signed a written consent in favor of the Plan, the Plan has been approved. No awards will be issued under the Plan until the 20th day following the mailing of this Information Statement to stockholders.

The information contained in this Information Statement constitutes the only notice we will be providing stockholders.

QUESTIONS AND ANSWERS REGARDING THE PROPOSED PLAN.

Q. WHY HAS THE PROPOSAL BEEN MADE TO ADOPT THE PLAN?

A. Our Board of Directors believes that the authorized shares of common stock remaining available for issuance under the 2015 Plan are not sufficient to allow us to compensate officer, directors, employees and consultants and take advantage of future business opportunities. Accordingly, our Board believes that it is in our best interests to authorize the Plan. Adopting the Plan is recommended by the Board in order to provide a sufficient reserve of such shares under the Plan to fulfill such obligations and for our future growth and needs.

Q. HAS THE BOARD OF DIRECTORS APPROVED THE PROPOSAL TO APPROVE THE PLAN?

A. All members of the Board have approved the Plan as in our best interest and the best interest of our current stockholders.

Q. WHAT VOTE OF THE STOCKHOLDERS WILL RESULT IN THE PROPOSAL BEING PASSED?

A. To approve the proposal the affirmative vote of a majority of the potential votes cast as stockholders is required. A consent in favor of the proposals has already been received from several stockholders holding a majority of our voting power.

Q. WHO IS PAYING FOR THIS INFORMATION STATEMENT?

A. The Corporation will pay for the delivery of this information statement.

Q. WHOM SHOULD I CONTACT IF I HAVE ADDITIONAL QUESTIONS?

A: Richard Cunningham, Chief Executive Officer, 4222 Emperor Blvd., Suite 350, Durham, North Carolina 27703.

DISSENTER'S RIGHTS OF APPRAISAL

Delaware Law does not provide for dissenter's rights in connection with the proposed adoption of the Plan.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The Board fixed the close of business on December 4, 2018 as the Record Date for the determination of the stockholders entitled to notice of the action by written consent.

At the Record Date, Icagen had: (i) 50,000,000 shares of common stock authorized with a stated par value of $0.001, of which 6,393,107 shares were issued and outstanding and (ii) 10,000,000 shares of preferred stock authorized with a stated par value of $0.001, of which 400,000 were designated Series A Shares and none of which were issued and outstanding, 3,000,000 shares were designated Series B Shares and no shares were issued an outstanding and 1,142,840 shares were designated Series C Preferred Shares and 799,988 shares were issued an outstanding.  The holders of shares of Common stock are entitled to one vote per share on matters to be voted upon by stockholders.  The holders of shares of Series C Preferred Stock are currently entitled to three votes for each share of Series C Preferred Stock held by them. The holders of shares of common stock are entitled to receive pro rata dividends, when and if declared by the board in its discretion, out of funds legally available therefore, but only if dividends on preferred stock have been paid in accordance with the terms of the outstanding preferred stock.

Dividends on the common stock are declared by the Board of Directors. Payment of dividends on the Common stock in the future, if any, will be subordinate to the preferred stock, must comply with the provisions of the Delaware Law and will be determined by the Board. In addition, the payment of any such dividends will depend on the Company's financial condition, results of operations, capital requirements and such other factors as the Board deems relevant.

Stockholders and the holders of a controlling interest equaling in excess of a majority of the voting power of Icagen, as of the Record Date, have consented to adopt the Plan. This consent was sufficient, without any further action, to provide the necessary shareholder approval of the action.

SECURITY OWNERSHIP OF EXECUTIVE OFFICERS, DIRECTORS

AND FIVE PERCENT STOCKHOLDERS

The following table sets forth information, as of December 4, 2018, or as otherwise set forth below, with respect to the beneficial ownership of our common stock and shares of Series C Preferred Stock: (i) all persons known to us to be the beneficial owners of more than 5% of the outstanding shares of our common stock and shares of Series C Preferred Stock; (ii) each of our directors and our executive officers named in the Summary Compensation Table; and (iii) all of our directors and our executive officer as a group. The address of each beneficial owner is c/o Icagen, Inc., 4222 Emperor Boulevard, Suite 350, Durham, North Carolina 27703.

	Amount and			Amount of and Nature	Percent
	Nature of		Percentage	of Series C	of	Percent
	Beneficial		of Common	Preferred	Series C	of
	Ownership,		Stock	Stock	Preferred	Total
	Including		Beneficially	Beneficially	Stock	Voting
Name of beneficial owner	Common Stock		Owned(1)	Owned(2)	Owned	Power(3)
Richard Cunningham	318,729	(4)	4.8%	-	-	*
Douglas Krafte	96,250	(5)	1.5%	-	-	*
Mark Korb	137,500	(6)	2.1%	-	-	*
Timothy Tyson	1,917,601	(7)	25.7%	685,704	85.7%	25.3%
Clive Kabatznik	204,480	(8)	3.1%	28,571	3.5%	1.50%
Vincent Palmieri	259,564	(9)	3.9%	-	-	*
Edward Roffman	87,588	(10)	1.4%	-	-	*
Michael Taglich	928,954	(11)	14.2%	42,857	5.4%	6.6%
Benjamin Warner	1,589,885	(12)	24.5%	-	-	17.0%
GPB Debt Holdings II, LLC.	857,143	(13)	11.8%	-	-	-%
Perceptive Credit Holdings II, LP.	723,550	(14)	10.2%	-	-	-%
Joseph Abrams	383,872	(15)	5.9%	-	-	3.6%
Robert Taglich	735,460	(16)	10.9%	42,857	5.4%	3.9%
All officers and directors as a group (8 persons)	3,950,666		44.9%	799,989	100.0%	34.8%

*	Less than 1%

(1)	Based on 6,393,107 shares of common stock outstanding as of December 4, 2018 and 799,989 shares of Series C Preferred Stock outstanding. Each share of Series C Preferred Stock converts into one share of common stock but has the right to three votes per share and will vote together with the Common Stock.
(2)	Based on 799,989 shares of Series C Preferred Stock outstanding as of December 4, 2018.
(3)	Based on voting rights attached to each share. Each share of Series C Preferred Stock exercises three votes per share of common stock that it converts into. On December 4, 2018, there were 6,393,107 shares of common stock outstanding representing 6,393,107 votes and 799,989 shares of Series C Preferred Stock outstanding representing 2,399,964 votes for Total Voting Power of 8,793,072. Percent of Total Voting Power for each beneficial owner is derived by dividing (i) the sum of the common stock votes (exclusive of options and warrants owned by such holder) and number of votes that the Series C Preferred Stock owned by such beneficial owner is entitled by (ii) the Total Voting Power.
(4)	The share ownership includes (i) 21,428 shares of common stock and warrants exercisable for 5,357 shares of common stock; (ii) Mr. Cunningham was awarded options exercisable for 250,000 shares of common stock on January 7, 2015, of which all are vested. On March 15, 2017, Mr. Cunningham was awarded options exercisable for 20,000 shares of common stock, of which 11,111 are vested and a further 1,111 vest in the next 60 days, in addition, on November 14, 2018, Mr. Cunningham was awarded options exercisable over 535,000 shares of common stock, of which 29,722 vest within the next 60 days.
(5)	On May 19, 2016, Dr. Krafte was awarded options exercisable for 100,000 shares of common stock, of which 85,417 are vested and a further 4,167 will vest in the next 60 days. In addition, on November 14, 2018, Dr. Krafte was awarded options exercisable over 120,000 shares of common stock of which 6,667 vest within the next 60 days.
(6)	On May 15, 2013, Mr. Korb was awarded options exercisable for 37,500 shares of common stock, all of which are vested. In addition, on November 14, 2018, Mr. Korb was awarded options exercisable over 100,000 shares of common stock of which all are vested.
(7)	The share ownership includes: (i) 164,284 shares of common stock and warrants exercisable for 176,071 shares of common stock; (ii) 685,704 shares of Series C Preferred Stock initially convertible into 685,704 shares of common stock and entitled to 2,057,112 votes and warrants issued with the Series C Preferred Stock exercisable for 685,704 shares of common stock owned by a trust of which Mr. Tyson is the trustee; however, the warrant contains a provision limiting its exercise to such number of shares of common stock that would constitute 9.99% of our total number of shares of common stock outstanding when aggregate with other shares of common stock owned by Mr. Tyson and his affiliated entities; (iii) on October 1, 2013, Mr. Tyson was awarded options exercisable for 10,000 shares of common stock, all of which are vested; (iv) on April 1, 2014, Mr. Tyson was awarded options exercisable for 66,000 shares of common stock, all of which are vested; (v) on May 19, 2016, Mr. Tyson was awarded options exercisable for 12,500 shares of common stock, of which 10,532 are vested and a further 694 will vest in the next 60 days; (vi) on March 15, 2017, Mr. Tyson was awarded options exercisable for 10,000 shares of common stock, of which 5,556 are vested and a further 556 vest in the next 60 days.

(8)	The share ownership includes: (i) 50,000 shares of common stock owned by First South Africa Management and warrants exercisable for 30,000 shares of common stock; (ii) 28,571 shares of Series C Preferred Stock initially convertible into 28,571 shares of common stock and entitled to 85,713 votes and warrants issued with the Series c Preferred Stock exercisable for 28,571 shares of common stock; (iii) on March 14, 2013, Mr. Kabatznik was awarded options exercisable for 37,500 shares of common stock, all of which are vested; (iv) on May 19, 2016, Mr. Kabatznik was awarded options exercisable for 12,500 shares of common stock, of which 10,532 are vested and a further 694 will vest in the next 60 days; (v) on March 15, 2017, Mr. Kabatznik was awarded options exercisable for 10,000 shares of common stock, of which 5,556 are vested and a further 556 vest in the next 60 days; and (vi) on November 14, 2018, Mr. Kabatznik was awarded options exercisable over 25,000 shares of common stock of which 12,500 are vested and 0 vest in the next 60 days. Mr. Kabatznik has the sole voting and dispositive power with respect to the securities held by First South Africa Management.
(9)	The share ownership includes: (i) 74,736 shares of common stock and warrants exercisable for 144,990 shares of common stock; (ii) Mr. Palmieri was awarded options exercisable for 10,000 shares of common stock, all of which are vested; (iii) on May 19, 2016, Mr. Palmieri was awarded options for 12,500 shares of common stock, of which 10,532 are vested and a further 694 will vest in the next 60 days; (iv) on March 15, 2017, Mr. Palmieri was awarded options exercisable for 10,000 shares of common stock, of which 5,556 are vested and a further 556 vest in the next 60 days; and (v) on November 14, 2018, Mr. Palmieri was awarded options exercisable over 25,000 shares of common stock of which 12,500 are vested and 0 vest in the next 60 days..
(10)	The share ownership includes: (i) 29,000 shares of common stock and warrants exercisable for 3,750 shares of common stock; (ii) on May 1, 2012, Mr. Roffman was awarded options exercisable for 15,000 shares of common stock, all of which are vested; (iii) on April 1, 2014, Mr. Roffman was awarded options exercisable for 10,000 shares of common stock of which all are vested; (iv) on May 19, 2016, Mr. Roffman was awarded options exercisable for 12,500 shares of common stock of which 10,532 are vested and a further 694 will vest in the next 60 days; (v) on March 15, 2017 Mr. Roffman was awarded options exercisable for 10,000 shares of Common Stock, of which 5,556 are vested and a further 556 vest in the next 60 days; and (vi) on November 14, 2018, Mr. Roffman was awarded options exercisable over 25,000 shares of common stock of which 12,500 are vested and 0 vest in the next 60 days. .
(11)	The share ownership includes: (i) 453,314 shares of common stock and 392,945 warrants to purchase shares of common stock, which includes; (a) 285,714 shares of common stock and warrants to purchase 71,429 shares of common stock, held by Mr. Taglich’s Keogh account; (b) 65,084 shares of common stock and warrants to purchase 33,572 shares of common stock, held in the TAG/Kent Partnership, an entity controlled by Mr. Taglich; (c) 62,726 shares of common stock; (d) 16,933 shares of common stock and warrants to purchase 10,000 shares of common stock, that Mr. Taglich holds jointly with Claudia Taglich; and (e) 22,856 shares of common stock and warrants to purchase 5,716 shares of common stock, held by four custodial accounts for Mr. Taglich’s minor children; (ii) 42,857 Shares of Series C Preferred Stock, initially convertible into 42,857 shares of common stock and warrant is issued with the Series C Preferred Stock exercisable for 28,572 shares of common stock; (iii) on April 1, 2014, Mr. Taglich was awarded options exercisable for 10,000 shares of common stock, all of which are vested; (iv) on May 19, 2016, Mr. Taglich was awarded options exercisable for 12,500 shares of common stock of which 10,532 are vested and a further 694 will vest in the next 60 days; (v) on March 15, 2017, Mr. Taglich was awarded options exercisable for 10,000 shares of common stock, of which 5,556 are vested and 556 vest in the next 60 days; and (vi) on November 14, 2018, Mr. Taglich was awarded options exercisable over 25,000 shares of common stock of which 12,500 are vested and 0 vest in the next 60 days.
(12)	The share ownership includes: (i) 1,497,385 shares of common stock, including 54,135 shares of common stock held jointly by Dr. Warner and his wife, Ellen McBee; and (ii) on March 15, 2013, Dr. Warner was awarded options exercisable for 92,500 shares of common stock, all of which are vested.
(13)	Includes warrants exercisable over 857,143 shares of common stock issued to GPB Debt Holdings II, LLC in connection with a convertible debt issuance on May 15, 2017.
(14)	Includes warrants exercisable over 723,5520 shares of common stock issued to Perceptive Credit Holdings II, LP in connection with a debt issuance on August 31, 2018.
(15)	The share ownership includes: (i) 316,372 shares of common stock owned by the Joseph W & Patricia G Abrams Family Trust; and (ii) 15,000 warrants awarded to Mr. Abrams to purchase shares of common stock for bridge note funding; and (iii) on March 14, 2013, Mr. Abrams was awarded options exercisable for 52,500 shares of common stock, all of which are vested. Mr. Abrams has sole dispositive power of the Joseph W & Patricia G Abrams Family Trust.
(16)	The share ownership includes: (i) 315,609 shares of common stock and warrants to purchase 334,137 shares of common stock, which includes (a) 285,714 shares of common stock and warrants exercisable for 71,429 shares of common stock held by Mr. Taglich’s IRA account, and (b) 50,696 shares of common stock and warrants exercisable for 10,000 shares of Common Stock; and (ii) ) 42,857 Shares of Series C Preferred Stock, initially convertible into 42,857 shares of common stock and warrant issued with the series C Preferred Stock exercisable for 28,572 shares of common stock.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Other than the awards to be granted under the Plan, no director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the adoption of the Plan or in any action covered by the related resolutions adopted by the Board, which is not shared by all other stockholders.

Delaware Anti-Takeover Provisions

The anti-takeover provisions of Section 203 of the Delaware General Corporation Law apply to us.  Section 203 of the Delaware General Corporation Law prohibits Icagen from engaging in any business combination with any interested stockholder (any stockholder who owns or owned more than 15% of any stock or any entity related to a 15% stockholder) for a period of three years following the time that such stockholder became an interested stockholder, unless:

(1) Prior to such time the Board approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder;

(2) Upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of Icagen outstanding at the time the transaction commenced, excluding for purposes of determining the voting stock outstanding (but not the outstanding voting stock owned by the interested stockholder) those shares owned (i) by persons who are directors and also officers and (ii) employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer; or

(3) At or subsequent to such time the business combination is approved by the Board and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least 66 2/3% of the outstanding voting stock which is not owned by the interested stockholder.

FORWARD-LOOKING STATEMENTS

This information statement may contain certain “forward-looking” statements (as that term is defined in the Private Securities Litigation Reform Act of 1995 or by the SEC in its rules, regulations and releases) representing our expectations or beliefs regarding our company. These forward-looking statements include, but are not limited to, statements concerning our operations, economic performance, financial condition, and prospects and opportunities. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “could,” “estimate,” “might,” or “continue” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. These statements, by their nature, involve substantial risks and uncertainties, certain of which are beyond our control, and actual results may differ materially depending on a variety of important factors, including factors discussed in this and other of our filings with the SEC.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the information and reporting requirements of the Securities Exchange Act of 1934, as amended, and in accordance with the Securities Exchange Act, we file periodic reports, documents, and other information with the SEC relating to our business, financial statements, and other matters. These reports and other information may be inspected and are available for copying at the offices of the SEC, 100 F Street, N.E., Washington, DC 20549. Our SEC filings are also available to the public on the SEC’s website at http://www.sec.gov.

You may request a copy of our annual report on Form 10-K for period ending December 31, 2017 and our quarterly report on Form 10-Q for the quarterly periods ended March 31, 2018, June 30, 2018 and September 30, 2018 at no cost, by writing or telephoning us at the following address:

Icagen Inc.

4222 Emperor Blvd., Suite 350

Durham, North Carolina 27703

(919) 941-5206

As we obtained the requisite stockholder vote for the Plan described in this information statement upon delivery of written consents from the holders of a majority of our outstanding shares of Common stock, WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. This information statement is for informational purposes only. Please read this information statement carefully.

Dated: December , 2018	By Order of the Board of Directors

/s/ Timothy Tyson
Timothy Tyson, Non-Executive Chairman of the Board

ANNEXES TO INFORMATION STATEMENT

Exhibit	Description
A	Statement of Action by Written Consent of the Majority of the Stockholders of Icagen, Inc.

B	Icagen, Inc. 2018 Stock Incentive Plan

Exhibit A

STATEMENT OF ACTION
BY WRITTEN CONSENT
OF THE MAJORITY OF
THE STOCKHOLDERS OF
ICAGEN, INC.

The undersigned, constituting the holders of a majority of the outstanding voting securities of Icagen, Inc., a Delaware corporation (the “Corporation”), and acting hereunder without the convening of a formal meeting pursuant to Section 228 of the Delaware General Corporation Law, do hereby consent in writing to and adopt the following resolutions:

WHEREAS, the Board of Directors of the Corporation has determined that it is in the best interests of the Corporation to adopt the Corporation’s 2018 Stock Incentive Plan (the “Plan”).

RESOLVED, that the Plan in the form attached hereto as Exhibit A be, and hereby is, approved; and

RESOLVED FURTHER , that the officers of the Corporation be, and hereby are, authorized, empowered and directed to file an Information Statement on Schedule 14C, in the form annexed hereto, with the Securities and Exchange Commission and to effectuate the mailing of such Information Statement on Schedule 14C to the holders of record of the shares of the Corporation’s voting securities as set forth in the Schedule 14C.

This consent is being signed as of December 14, 2018.

/s/ Michael Taglich
Michael Taglich individually and as joint owner with Claudia Taglich, on behalf of his KEOGH, as trustee on behalf of his four children’s custodial accounts and on behalf of Tag/Kent Partnership

/s/ Robert Taglich
Robert Taglich on his own behalf and on behalf of his IRA

By: /s/ Clive Kabatznik
Clive Kabatznik, on his own behalf and on behalf of (First South Africa Management, as its President

/s/ Douglas E. Hailey
Douglas E. Hailey

/s/ Tracey deBruyn
Tracey deBruyn on behalf of deBruyn Holdings, Inc., the Tracey H Debruyn Trust and the Robert L deBruyn Trust, as Trustee

/s/ Jack Dimaio
Jack Dimaio, on behalf of himself and his wife Kathryn Dimaio

A-1

/s/ Arthur Sterling
Arthur Sterling, on behalf of Sterling Family Investment LLC, Arthur Sterling Trustee

/s/ John R. Bertsch
John Bertsch on behalf of the John R Bertsch Trust DTD 12/4/2004 John R Bertsch Trustee

/s/ Paul Seid
Paul Seid individually and on behalf of two irrevocable trusts for his children, as Trustee

/s/ Virginia Fortin
Virginia Fortin, on behalf of The Denis Fortin Revocable Trust UAD 04/30/14 Virginia Fortin TTEE

/s/ Edward Roffman
Edward Roffman on behalf of himself and on behalf of the Edward Roffman Trust

/s/ Vincent Palmieri
Vincent Palmieri

/s/ Timothy Tyson
Timothy Tyson, on behalf of himself and on behalf of the Timothy Tyson Irrevocable Trust

SHADOW CAPITAL LLC

By:	/s/ Kent Garlinghouse
Kent Garlinghouse, Manager

JOSEPH W & PATRICIA G ABRAMS TRUST

By:	/s/ Joseph Abrams
Joseph Abrams, Trustee

A-2

Exhibit B

ICAGEN, INC.

2018 STOCK INCENTIVE PLAN

1. Establishment and Purpose.

The purpose of the Icagen, Inc. 2018 Stock Incentive Plan (the “Plan”) is to promote the interests of Icagen, Inc. (the “Company”) and the stockholders of the Company by providing directors, officers, employees and consultants of the Company with appropriate incentives and rewards to encourage them to enter into and continue in the employ or service of the Company, to acquire a proprietary interest in the long-term success of the Company and to reward the performance of individuals in fulfilling long-term corporate objectives.

2. Administration of the Plan.

The Plan shall be administered by a Committee appointed by the Board of Directors. The Committee shall have the authority, in its sole discretion, subject to and not inconsistent with the express terms and provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Awards; to determine the persons to whom and the time or times at which Awards shall be granted; to determine the type and number of Awards to be granted (including whether an Option granted is an Incentive Stock Option or a Nonqualified Stock Option); to determine the number of shares of stock to which an Award may relate and the terms, conditions, restrictions and performance criteria, if any, relating to any Award; to determine whether, to what extent, and under what circumstances an Award may be settled, cancelled, forfeited, exchanged or surrendered; to make adjustments in the performance goals that may be required for any award in recognition of unusual or nonrecurring events affecting the Company or the financial statements of the Company, or in response to changes in applicable laws, regulations, or accounting principles; to construe and interpret the Plan and any Award; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of Agreements; and to make all other determinations deemed necessary or advisable for the administration of the Plan.

The Committee may, in its absolute discretion, without amendment to the Plan, (a) accelerate the date on which any Option granted under the Plan becomes exercisable, waive or amend the operation of Plan provisions respecting exercise after termination of employment or otherwise adjust any of the terms of such Option, and (b) accelerate the vesting date, or waive any condition imposed hereunder, with respect to any share of Restricted Stock, or other Award or otherwise adjust any of the terms applicable to any such Award. Notwithstanding the foregoing, and subject to Sections 4(c) and 4(d), neither the Board of Directors, the Committee nor their respective delegates shall have the authority to re-price (or cancel and/or re-grant) any Option, Stock Appreciation Right or, if applicable, other Award at a lower exercise, base or purchase price without first obtaining the approval of the Company’s stockholders.

Except as required by Rule 16b-3 with respect to grants of Awards to individuals who are subject to Section 16 of the Exchange Act, or as otherwise required for compliance with Rule 16b-3 or other applicable law, the Committee may delegate all or any part of its authority under the Plan to an employee, employees or committee of employees.

Subject to Section 16 of the Exchange Act, to the extent the Committee deems it necessary, appropriate or desirable to comply with foreign law or practices and to further the purpose of the Plan, the Committee may, without amending this Plan, establish special rules applicable to Awards granted to Participants who are foreign nationals, are employed outside the United States, or both, including rules that differ from those set forth in the Plan, and grant Awards to such Participants in accordance with those rules.

All decisions, determinations and interpretations of the Committee or the Board of Directors shall be final and binding on all persons with any interest in an Award, including the Company and the Participant (or any person claiming any rights under the Plan from or through any Participant). No member of the Committee or the Board of Directors shall be liable for any action taken or determination made in good faith with respect to the Plan or any Award.

3. Definitions. For purposes of the Plan, the following terms shall be defined as set forth below.

(a) “Agreement” shall mean the written agreement between the Company and a Participant evidencing an Award.

(b) “Annual Incentive Award” shall mean an Award described in Section 6(g) hereof that is based upon a period of one year or less.

(c) “Award” shall mean any Option, Restricted Stock, Restricted Stock Units, Stock Bonus award, Stock Appreciation Right, Performance Award, Other Stock-Based Award or Other Cash-Based Award granted pursuant to the terms of the Plan.

(d) “Board of Directors” shall mean the Board of Directors of the Company.

(e) “Cause” shall mean a termination of a Participant’s employment by the Company or any of its Subsidiaries due to (i) the continued failure, after written notice, by such Participant substantially to perform his or her duties with the Company or any of its Subsidiaries (other than any such failure resulting from incapacity due to reasonably documented physical illness or injury or mental illness), (ii) the engagement by such Participant in serious misconduct that causes, or in the good faith judgment of the Board of Directors may cause, harm (financial or otherwise) to the Company or any of its Subsidiaries including, without limitation, the disclosure of material secret or confidential information of the Company or any of its Subsidiaries or (iii) the material breach by the Participant of any agreement between such Participant, on the one hand, and the Company, on the other hand. Notwithstanding the above, with respect to any Participant who is a party to an employment agreement with the Company, Cause shall have the meaning set forth in such employment agreement.

(f) A “Change in Control” shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

(i) any Person is or becomes the “Beneficial Owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company) representing 30% or more of the Company’s then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (A) of paragraph (iii) below; or

(ii) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the Effective Date, constitute the Board of Directors and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board of Directors or nomination for election by the Company’s stockholders was approved or recommended by a vote of at least a two-thirds of the directors then still in office who either were directors on the Effective Date or whose appointment, election or nomination for election was previously so approved or recommended; or

(iii) there is consummated a merger or consolidation of the Company with any other corporation other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 50% of the combined voting power of the voting securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a re-capitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company) representing 30% or more of the combined voting power of the Company’s then outstanding securities; or

(iv) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity at least 75% of the combined voting power of the voting securities of which are owned by Persons in substantially the same proportions as their ownership of the Company immediately prior to such sale.

(g) “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder. References in the Plan to specific sections of the Code shall be deemed to include any successor provisions thereto.

(h) “Committee” shall mean, at the discretion of the Board of Directors, a Committee of the Board of Directors, which shall consist of two or more persons, each of whom, unless otherwise determined by the Board of Directors, is a “nonemployee director” within the meaning of Rule 16b-3.

(i) “Company” shall mean Icagen, Inc., a Delaware corporation, and, where appropriate, each of its Subsidiaries.

(j) “Company Stock” shall mean the common stock of the Company, par value $0.001 per share.

(k) “Disability” shall mean permanent disability as determined pursuant to the Company’s long-term disability plan or policy, in effect at the time of such disability.

(l) “Effective Date” shall mean the date as of which this Plan is adopted by the Board of Directors.

(m) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

(n) The “Fair Market Value” of a share of Company Stock, as of a date of determination, shall mean (1) the closing sales price per share of Company Stock on the national securities exchange on which such stock is principally traded on the date of the grant of such Award, or (2) if the shares of Company Stock are not listed or admitted to trading on any such exchange, the closing price as reported by the Nasdaq Stock Market for the last preceding date on which there was a sale of such stock on such exchange, or (3) if the shares of Company Stock are not then listed on a national securities exchange or traded in an over-the-counter market or the value of such shares is not otherwise determinable, such value as determined by the Committee in good faith upon the advice of a qualified valuation expert. In no event shall the fair market value of any share of Company Stock, the Option exercise price of any Option, the appreciation base per share of Company Stock under any Stock Appreciation Right, or the amount payable per share of Company Stock under any other Award, be less than the par value per share of Company Stock.

(o) “Incentive Stock Option” shall mean an Option that is an “incentive stock option” within the meaning of Section 422 of the Code, or any successor provision, and that is designated by the Committee as an Incentive Stock Option.

(p) “Long Term Incentive Award” shall mean an Award described in Section 6(g) hereof that is based upon a period in excess of one year.

(q) “Nonemployee Director” shall mean a member of the Board of Directors who is not an employee of the Company.

(r) “Nonqualified Stock Option” shall mean an Option other than an Incentive Stock Option.

(s) “Option” shall mean an option to purchase shares of Company Stock granted pursuant to Section 6(b).

(t) “Other Cash-Based Award” shall mean a right or other interest granted to a Participant pursuant to Section 6(g) hereof other than an Other Stock-Based Award.

(u) “Other Stock-Based Award” shall mean a right or other interest granted to a Participant, valued in whole or in part by reference to, or otherwise based on, or related to, Company Stock pursuant to Section 6(g) hereof, including but not limited to (i) unrestricted Company Stock awarded as a bonus or upon the attainment of performance goals or otherwise as permitted under the Plan, and (ii) a right granted to a Participant to acquire Company Stock from the Company containing terms and conditions prescribed by the Committee.

(v) “Participant” shall mean an employee, consultant or director of the Company to whom an Award is granted pursuant to the Plan, and, upon the death of the employee, consultant or director, his or her successors, heirs, executors and administrators, as the case may be.

(w) “Performance Award” shall mean an Award granted to a Participant pursuant to Section 6(f) hereof.

(x) “Person” shall have the meaning set forth in Section 3(a)(9) of the Exchange Act, except that such term shall not include (1) the Company, (2) a trustee or other fiduciary holding securities under an employee benefit plan of the Company, (3) an underwriter temporarily holding securities pursuant to an offering of such securities, or (4) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

(y) “Restricted Stock” shall mean a share of Company Stock which is granted pursuant to the terms of Section 6(e) hereof.

(z) “Restricted Stock Unit” shall mean a restricted stock unit of the Company that is granted pursuant to the terms of Section 6(g) hereof.

(aa) “Retirement” shall mean, in the case of employees, the termination of employment with the Company (other than for Cause) during or after the calendar year in which a Participant has or will reach (i) age 55 with ten years of service with the Company, or (ii) age 60 with five years of service with the Company. “Retirement” shall mean, in the case of directors, the termination of service with the Company (other than for Cause) during or after the calendar year in which a Participant has or will reach age 75 with five years of service with the Company.

(bb) “Rule 16b-3” shall mean the Rule 16b-3 promulgated under the Exchange Act, as amended from time to time.

(cc) “Securities Act” shall mean the Securities Act of 1933, as amended from time to time.

(dd) “Stock Appreciation Right” shall mean the right, granted to a Participant under Section 6(d), to be paid an amount measured by the appreciation in the Fair Market Value of a share of Company Stock from the date of grant to the date of exercise of the right, with payment to be made in cash and/or a share of Company Stock, as specified in the Award or determined by the Committee.

(ee) “Stock Bonus” shall mean a bonus payable in shares of Company Stock granted pursuant to Section 6(e) hereof.

(ff) “Subsidiary” shall mean a “subsidiary corporation” within the meaning of Section 424(f) of the Code.

4. Stock Subject to the Plan.

(a) Shares Available for Awards. The maximum aggregate number of shares of Company Stock reserved for issuance under the Plan (all of which may be granted as Incentive Stock Options) shall be Two Million (2,000,000) shares. Shares reserved under the Plan may be authorized but unissued Company Stock or authorized and issued Company Stock held in the Company’s treasury. The Committee may direct that any stock certificate evidencing shares issued pursuant to the Plan shall bear a legend setting forth such restrictions on transferability as may apply to such shares pursuant to the Plan.

(b) Adjustment for Change in Capitalization. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Company Stock, or other property), recapitalization, Company Stock split, reverse Company Stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event has occurred, then the Committee shall make such equitable changes or adjustments as it deems necessary or appropriate to any or all of (1) the number and kind of shares of Company Stock which may thereafter be issued in connection with Awards, (2) the number and kind of shares of Company Stock, securities or other property (including cash) issued or issuable in respect of outstanding Awards, (3) the exercise price, grant price or purchase price relating to any Award, and (4) the maximum number of shares subject to Awards which may be awarded to any employee during any tax year of the Company; provided that, with respect to Incentive Stock Options, any such adjustment shall be made in accordance with Section 424 of the Code; and provided further that, no such adjustment shall cause any Award hereunder which is or could be subject to Section 409A of the Code to fail to comply with the requirements of such section.

(c) Reuse of Shares. Except as set forth below, if any shares subject to an Award are forfeited, cancelled, exchanged or surrendered, or if an Award terminates or expires without a distribution of shares to the Participant, the shares of stock with respect to such Award shall, to the extent of any such forfeiture, cancellation, exchange, surrender, withholding, termination or expiration, again be available for Awards under the Plan. Notwithstanding the foregoing, upon the exercise of any Award granted in tandem with any other Awards, such related Awards shall be cancelled to the extent of the number of shares of Company Stock as to which the Award is exercised and such number of shares shall no longer be available for Awards under the Plan. In addition, notwithstanding the forgoing, the shares of stock surrendered or withheld as payment of either the exercise price of an Option (including shares of stock otherwise underlying an Award of a Stock Appreciation Right that are retained by the Company to account for the appreciation base of such Stock Appreciation Right) and/or withholding taxes in respect of an Award shall no longer be available for Awards under the Plan.

5. Eligibility.

The persons who shall be eligible to receive Awards pursuant to the Plan shall be the individuals the Committee shall select from time to time, who are employees (including officers of the Company and its Subsidiaries, whether or not they are directors of the Company or its Subsidiaries), Nonemployee Directors, and consultants of the Company and its Subsidiaries; provided, that Incentive Stock Options shall be granted only to employees (including officers and directors who are also employees) of the Company or its Subsidiaries.

6. Awards Under the Plan.

(a) Agreement. The Committee may grant Awards in such amounts and with such terms and conditions as the Committee shall determine in its sole discretion, subject to the terms and provisions of the Plan. Each Award granted under the Plan (except an unconditional Stock Bonus) shall be evidenced by an Agreement as the Committee may in its sole discretion deem necessary or desirable and unless the Committee determines otherwise, such Agreement must be signed, acknowledged and returned by the Participant to the Company. Unless the Committee determines otherwise, any failure by the Participant to sign and return the Agreement within such period of time following the granting of the Award as the Committee shall prescribe shall cause such Award to the Participant to be null and void. By accepting an Award or other benefits under the Plan (including participation in the Plan), each Participant, shall be conclusively deemed to have indicated acceptance and ratification of, and consent to, all provisions of the Plan and the Agreement.

(b) Stock Options.

(i) Grant of Stock Options. The Committee may grant Options under the Plan to purchase shares of Company Stock in such amounts and subject to such terms and conditions as the Committee shall from time to time determine in its sole discretion, subject to the terms and provisions of the Plan. The exercise price of the share purchasable under an Option shall be determined by the Committee, but in no event shall the exercise price be less than the Fair Market Value per share on the grant date of such Option. The date as of which the Committee adopts a resolution granting an Option shall be considered the day on which such Option is granted unless such resolution specifies a later date.

(ii) Identification. Each Option shall be clearly identified in the applicable Agreement as either an Incentive Stock Option or a Nonqualified Stock Option and shall state the number of shares of Company Stock to which the Option (and/or each type of Option) relates.

(c) Special Requirements for Incentive Stock Options.

(i) To the extent that the aggregate Fair Market Value of shares of Company Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under the Plan and any other stock option plan of the Company shall exceed $100,000, such Options shall be treated as Nonqualified Stock Options. Such Fair Market Value shall be determined as of the date on which each such Incentive Stock Option is granted.

(ii) No Incentive Stock Option may be granted to an individual if, at the time of the proposed grant, such individual owns (or is deemed to own under the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company unless (A) the exercise price of such Incentive Stock Option is at least 110% of the Fair Market Value of a share of Company Stock at the time such Incentive Stock Option is granted and (B) such Incentive Stock Option is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

(d) Stock Appreciation Rights.

(i) The Committee may grant a related Stock Appreciation Right in connection with all or any part of an Option granted under the Plan, either at the time such Option is granted or at any time thereafter prior to the exercise, termination or cancellation of such Option, and subject to such terms and conditions as the Committee shall from time to time determine in its sole discretion, consistent with the terms and provisions of the Plan, provided, however, that in no event shall the appreciation base of the shares of Company Stock subject to the Stock Appreciation Right be less than the Fair Market Value per share on the grant date of such Stock Appreciation Right. The holder of a related Stock Appreciation Right shall, subject to the terms and conditions of the Plan and the applicable Agreement, have the right by exercise thereof to surrender to the Company for cancellation all or a portion of such related Stock Appreciation Right, but only to the extent that the related Option is then exercisable, and to be paid therefor an amount equal to the excess (if any) of (i) the aggregate Fair Market Value of the shares of Company Stock subject to the related Stock Appreciation Right or portion thereof surrendered (determined as of the exercise date), over (ii) the aggregate appreciation base of the shares of Company Stock subject to the Stock Appreciation Right or portion thereof surrendered. Upon any exercise of a related Stock Appreciation Right or any portion thereof, the number of shares of Company Stock subject to the related Option shall be reduced by the number of shares of Company Stock in respect of which such Stock Appreciation Right shall have been exercised.

(ii) The Committee may grant unrelated Stock Appreciation Rights in such amount and subject to such terms and conditions, as the Committee shall from time to time determine in its sole discretion, subject to the terms and provisions of the Plan, provided, however, that in no event shall the appreciation base of the shares of Company Stock subject to the Stock Appreciation Right be less than the Fair Market Value per share on the grant date of such Stock Appreciation Right. The holder of an unrelated Stock Appreciation Right shall, subject to the terms and conditions of the Plan and the applicable Agreement, have the right to surrender to the Company for cancellation all or a portion of such Stock Appreciation Right, but only to the extent that such Stock Appreciation Right is then exercisable, and to be paid therefor an amount equal to the excess (if any) of (x) the aggregate Fair Market Value of the shares of Company Stock subject to the Stock Appreciation Right or portion thereof surrendered (determined as of the exercise date), over (y) the aggregate appreciation base of the shares of Company Stock subject to the Stock Appreciation Right or portion thereof surrendered.

(iii) The grant or exercisability of any Stock Appreciation Right shall be subject to such conditions as the Committee, in its sole discretion, shall determine.

(e) Restricted Stock and Stock Bonus.

(i) The Committee may grant Restricted Stock awards, alone or in tandem with other Awards under the Plan, subject to such restrictions, terms and conditions, as the Committee shall determine in its sole discretion and as shall be evidenced by the applicable Agreements. The vesting of a Restricted Stock award granted under the Plan may be conditioned upon the completion of a specified period of employment or service with the Company or any Subsidiary, upon the attainment of specified performance goals, and/or upon such other criteria as the Committee may determine in its sole discretion.

(ii) Each Agreement with respect to a Restricted Stock award shall set forth the amount (if any) to be paid by the Participant with respect to such Award and when and under what circumstances such payment is required to be made.

(iii) The Committee may, upon such terms and conditions as the Committee determines in its sole discretion, provide that a certificate or certificates representing the shares underlying a Restricted Stock award shall be registered in the Participant’s name and bear an appropriate legend specifying that such shares are not transferable and are subject to the provisions of the Plan and the restrictions, terms and conditions set forth in the applicable Agreement, or that such certificate or certificates shall be held in escrow by the Company on behalf of the Participant until such shares become vested or are forfeited. Except as provided in the applicable Agreement, no shares underlying a Restricted Stock award may be assigned, transferred, or otherwise encumbered or disposed of by the Participant until such shares have vested in accordance with the terms of such Award.

(iv) If and to the extent that the applicable Agreement may so provide, a Participant shall have the right to vote and receive dividends on the shares underlying a Restricted Stock award granted under the Plan. Unless otherwise provided in the applicable Agreement, any stock received as a dividend on or in connection with a stock split of the shares underlying a Restricted Stock award shall be subject to the same restrictions as the shares underlying such Restricted Stock award.

(v) The Committee may grant Stock Bonus awards, alone or in tandem with other Awards under the Plan, subject to such terms and conditions as the Committee shall determine in its sole discretion and as may be evidenced by the applicable Agreement.

(f) Performance Awards.

(i) The Committee may grant Performance Awards, alone or in tandem with other Awards under the Plan, to acquire shares of Company Stock in such amounts and subject to such terms and conditions as the Committee shall from time to time in its sole discretion determine, subject to the terms of the Plan. To the extent necessary to satisfy the short-term deferral exception to Section 409A of the Code, unless the Committee shall determine otherwise, the Performance Awards shall provide that payment shall be made within 2 1/2 months after the end of the year in which the Participant has a legally binding vested right to such award.

(g) Other Stock-Based Award; Cash-Based Award; Restricted Stock Units.

(i) Other Stock-Based Awards; Cash-Based Awards. The Committee is authorized to grant Awards to Participants in the form of Other Stock-Based Awards or Other Cash-Based Awards, as deemed by the Committee to be consistent with the purposes of the Plan. To the extent necessary to satisfy the short-term deferral exception to Section 409A of the Code, unless the Committee shall determine otherwise, the awards shall provide that payment shall be made within 2½ months after the end of the year in which the Participant has a legally binding vested right to such award. The maximum value of the aggregate payment that any Participant may receive with respect to any such Other Cash-Based Award and Other Stock Based Awards is $6,000,000.

(ii) Grant of Restricted Stock Units. A restricted stock unit (“Restricted Stock Unit”) represents the right to receive from the Company on the respective scheduled vesting or payment date for such Restricted Stock Unit, one share of Common Stock. An Award of a Restricted Stock Unit may be subject to the attainment of specified performance goals or targets, forfeitability provisions and such other terms and conditions as the Committee may determine, subject to the provisions of this Plan. At the time an Award of Restricted Stock Units is made, the Committee shall establish a period of time during which the restricted stock units shall vest and the timing for settlement of the Restricted Stock Unit, which shall be set forth in the applicable Restricted Stock Unit award agreement.

(iii) Dividend Equivalent Accounts–Restricted Stock Units. Subject to the terms and conditions of this Plan and the applicable Restricted Stock Unit award agreement, as well as any procedures established by the Committee, prior to the expiration of the applicable vesting period of an Restricted Stock Unit, the Committee may determine to pay dividend equivalent rights with respect to Restricted Stock Units, in which case, the Company shall establish an account for the participant and reflect in that account any securities, cash or other property comprising any dividend or property distribution with respect to the shares of Common Stock underlying each Restricted Stock Unit. Each amount or other property credited to any such account shall be subject to the same vesting conditions as the Restricted Stock Unit to which it relates. The participant shall have the right to be paid the amounts or other property credited to such account upon vesting of the subject Restricted Stock Unit.

(iv) Rights as a Stockholder–Restricted Stock Units. Subject to the restrictions imposed under the terms and conditions of this Plan and the applicable Restricted Stock Unit award agreement, each participant receiving Restricted Stock Units shall have no rights as a stockholder with respect to such Restricted Stock Units until such time as shares of Common Stock are issued to the participant. No shares of Common Stock shall be issued at the time a Restricted Stock Unit is granted, and the Company will not be required to set aside a fund for the payment of any such award. Except as otherwise provided in the applicable award agreement, shares of Common Stock issuable under a Restricted Stock Unit shall be treated as issued on the first date that the holder of the Restricted Stock Unit is no longer subject to a substantial risk of forfeiture as determined for purposes of Section 409A of the Code, and the holder shall be the owner of such shares of Common Stock on such date. An award agreement may provide that issuance of shares of Common Stock under a Restricted Stock Unit may be deferred beyond the first date that the Restricted Stock Unit is no longer subject to a substantial risk of forfeiture, provided that such deferral is structured in a manner that is intended to comply with the requirements of Section 409A of the Code.

(h) Exercisability of Awards; Cancellation of Awards in Certain Cases.

(i) Except as hereinafter provided, each Agreement with respect to an Option or Stock Appreciation Right shall set forth the period during which and the conditions subject to which the Option or Stock Appreciation Right evidenced thereby shall be exercisable, and each Agreement with respect to a Restricted Stock award, Stock Bonus award, Performance Award or other Award shall set forth the period after which and the conditions subject to which amounts underlying such Award shall vest or be deliverable, all such periods and conditions to be determined by the Committee in its sole discretion.

(ii) Except as provided in Section 7(d) hereof, no Option or Stock Appreciation Right may be exercised and no shares of Company Stock underlying any other Award under the Plan may vest or become deliverable more than ten years after the date of grant (the “Stated Expiration Date”).

(iii) Except as provided in Section 7 hereof, no Option or Stock Appreciation Right may be exercised and no shares of Common Stock underlying any other Award under the Plan may vest or become deliverable unless the Participant is at such time in the employ (for Participants who are employees) or service (for Participants who are Nonemployee Directors or consultants) of the Company or a Subsidiary (or a company, or a parent or subsidiary company of such company, issuing or assuming the relevant right or award in a Change in Control) and has remained continuously so employed or in service since the relevant date of grant of the Award.

(iv) An Option or Stock Appreciation Right shall be exercisable by the filing of a written notice of exercise or a notice of exercise in such other manner with the Company, on such form and in such manner as the Committee shall in its sole discretion prescribe, and by payment in accordance with Section 6(i) hereof.

(v) Unless the applicable Agreement provides otherwise, the “Option exercise date” and the “Stock Appreciation Right exercise date” shall be the date that the written notice of exercise, together with payment, are received by the Company.

(i) Payment of Award Price.

(i) Unless the applicable Agreement provides otherwise or the Committee in its sole discretion otherwise determines, any written notice of exercise of an Option or Stock Appreciation Right must be accompanied by payment of the full Option or Stock Appreciation Right exercise price.

(ii) Payment of the Option exercise price and of any other payment required by the Agreement to be made pursuant to any other Award shall be made in any combination of the following: (a) by certified or official bank check payable to the Company (or the equivalent thereof acceptable to the Committee), (b) with the consent of the Committee in its sole discretion, by personal check (subject to collection) which may in the Committee’s discretion be deemed conditional, (c) unless otherwise provided in the applicable Agreement, and as permitted by the Committee, by delivery of previously-acquired shares of Common Stock owned by the Participant having a Fair Market Value (determined as of the Option exercise date, in the case of Options, or other relevant payment date as determined by the Committee, in the case of other Awards) equal to the portion of the exercise price being paid thereby; and/or (d) unless otherwise provided in applicable agreement, and as permitted by the Committee, on a net-settlement basis with the Company withholding the amount of Common Stock sufficient to cover the exercise price and tax withholding obligation. Payment in accordance with clause (a) of this Section 6(i)(ii) may be deemed to be satisfied, if and to the extent that the applicable Agreement so provides or the Committee permits, by delivery to the Company of an assignment of a sufficient amount of the proceeds from the sale of Company Stock to be acquired pursuant to the Award to pay for all of the Company Stock to be acquired pursuant to the Award and an authorization to the broker or selling agent to pay that amount to the Company and to effect such sale at the time of exercise or other delivery of shares of Company Stock.

7. Termination of Employment.

(a) Unless the applicable Agreement provides otherwise or the Committee in its sole discretion determines otherwise, upon termination of a Participant’s employment or service with the Company and its Subsidiaries by the Company or its Subsidiary for Cause (or in the case of a Nonemployee Director upon such Nonemployee Director’s failure to be renominated as Nonemployee Director of the Company), the portions of outstanding Options and Stock Appreciation Rights granted to such Participant that are exercisable as of the date of such termination of employment or service shall remain exercisable, and any payment or notice provided for under the terms of any other outstanding Award as respects the portion thereof that is vested as of the date of such termination of employment or service, may be given, for a period of thirty (30) days from and including the date of termination of employment or service (and shall thereafter terminate). All portions of outstanding Options or Stock Appreciation Rights granted to such Participant which are not exercisable as of the date of such termination of employment or service, and any other outstanding Award which is not vested as of the date of such termination of employment or service shall terminate upon the date of such termination of employment or service.

(b) Unless the applicable Agreement provides otherwise or the Committee in its sole discretion determines otherwise, upon termination of the Participant’s employment or service with the Company and its Subsidiaries for any reason other than as described in subsection (a), (c), (d) or (e) hereof, the portions of outstanding Options and Stock Appreciation Rights granted to such Participant that are exercisable as of the date of such termination of employment or service shall remain exercisable for a period of ninety (90) days (and shall terminate thereafter), and any payment or notice provided for under the terms of any other outstanding Award as respects the portion thereof vested as of the date of termination of employment or service may be given, for a period of ninety (90) days from and including the date of termination of employment or service (and shall terminate thereafter). All additional portions of outstanding Options or Stock Appreciation Rights granted to such Participant which are not exercisable as of the date of such termination of employment or service, and any other outstanding Award which is not vested as of the date of such termination of employment or service shall terminate upon the date of such termination of employment or service.

(c) Unless the applicable Agreement provides otherwise or the Committee in its sole discretion determines otherwise, if the Participant voluntarily Retires with the consent of the Company or the Participant’s employment or service terminates due to Disability, all outstanding Options, Stock Appreciation Rights and all other outstanding Awards granted to such Participant shall continue to vest in accordance with the terms of the applicable Agreements. The Participant shall be entitled to exercise each such Option or Stock Appreciation Right and to make any payment, give any notice or to satisfy other condition under each such other Award, in each case, for a period of one year from and including the later of (i) date such entire Award becomes vested or exercisable in accordance with the terms of such Award and (ii) the date of Retirement, and thereafter such Awards or parts thereof shall be canceled. Notwithstanding the foregoing, the Committee may in its sole discretion provide for a longer or shorter period for exercise of an Option or Stock Appreciation Right or may permit a Participant to continue vesting under an Option, Stock Appreciation Right or Restricted Stock award or to make any payment, give any notice or to satisfy other condition under any other Award. The Committee may in its sole discretion, and in accordance with Section 409A of the Code, determine (i) for purposes of the Plan, whether any termination of employment or service is a voluntary Retirement with the Company’s consent or is due to Disability for purposes of the Plan, (ii) whether any leave of absence (including any short-term or long-term Disability or medical leave) constitutes a termination of employment or service, or a failure to have remained continuously employed or in service, for purposes of the Plan (regardless of whether such leave or status would constitute such a termination or failure for purposes of employment law), (iii) the applicable date of any such termination of employment or service, and (iv) the impact, if any, of any of the foregoing on Awards under the Plan.

(d) Unless the applicable Agreement provides otherwise or the Committee in its sole discretion determines otherwise, if the Participant’s employment or service terminates by reason of death, or if the Participant’s employment or service terminates under circumstances providing for continued rights under subsection (b), (c) or (e) of this Section 7 and during the period of continued rights described in subsection (b), (c) or (e) the Participant dies, all outstanding Options, Restricted Stock and Stock Appreciation Rights granted to such Participant shall vest and become fully exercisable, and any payment or notice provided for under the terms of any other outstanding Award may be immediately paid or given and any condition may be satisfied, by the person to whom such rights have passed under the Participant’s will (or if applicable, pursuant to the laws of descent and distribution) for a period of one year from and including the date of the Participant’s death and thereafter all such Awards or parts thereof shall be canceled.

(e) Unless the applicable Agreement provides otherwise or the Committee in its sole discretion determines otherwise, upon termination of a Participant’s employment or service with the Company and its Subsidiaries (i) by the Company or its Subsidiaries without Cause (including, in case of a Nonemployee Director, the failure to be elected as a Nonemployee Director) or (ii) by the Participant for “good reason” or any like term as defined under any employment agreement with the Company or a Subsidiary to which a Participant may be a party to, the portions of outstanding Options and Stock Appreciation Rights granted to such Participant which are exercisable as of the date of termination of employment or service of such Participant shall remain exercisable, and any payment or notice provided for under the terms of any other outstanding Award as respects the portion thereof vested as of the date of termination of employment or service may be given, for a period of one year from and including the date of termination of employment or service and shall terminate thereafter. Unless the applicable Agreement provides otherwise or the Committee in its sole discretion determines otherwise, any other outstanding Award shall terminate as of the date of such termination of employment or service.

(f) Notwithstanding anything in this Section 7 to the contrary, no Option or Stock Appreciation Right may be exercised and no shares of Company Stock underlying any other Award under the Plan may vest or become deliverable past the Stated Expiration Date.

8. Effect of Change in Control.

Unless otherwise determined in an Award Agreement, in the event of a Change in Control:

(a) With respect to each outstanding Award that is assumed or substituted in connection with a Change in Control, in the event of a termination of a Participant’s employment or service by the Company without Cause during the 24-month period following such Change in Control, on the date of such termination (i) such Award shall become fully vested and, if applicable, exercisable, (ii) the restrictions, payment conditions, and forfeiture conditions applicable to any such Award granted shall lapse, and (iii) any performance conditions imposed with respect to Awards shall be deemed to be fully achieved at target levels.

(b) With respect to each outstanding Award that is not assumed or substituted in connection with a Change in Control, immediately upon the occurrence of the Change in Control, (i) such Award shall become fully vested and, if applicable, exercisable, (ii) the restrictions, payment conditions, and forfeiture conditions applicable to any such Award granted shall lapse, and (iii) any performance conditions imposed with respect to Awards shall be deemed to be fully achieved at target levels.

(c) For purposes of this Section 8, an Award shall be considered assumed or substituted for if, following the Change in Control, the Award remains subject to the same terms and conditions that were applicable to the Award immediately prior to the Change in Control except that, if the Award related to Shares, the Award instead confers the right to receive Common Stock of the acquiring entity.

(d) Notwithstanding any other provision of the Plan: (i) in the event of a Change in Control, except as would otherwise result in adverse tax consequences under Section 409A of the Code, the Board may, in its sole discretion, provide that each Award shall, immediately upon the occurrence of a Change in Control, be cancelled in exchange for a payment in cash or securities in an amount equal to (x) the excess of the consideration paid per Share in the Change in Control over the exercise or purchase price (if any) per Share subject to the Award multiplied by (y) the number of Shares granted under the Award and (ii) with respect to any Award that constitutes a deferral of compensation subject to Section 409A of the Code, in the event of a Change in Control that does not constitute a change in the ownership or effective control of the Company or in the ownership of a substantial portion of the assets of the Company under Section 409A(a)(2)(A)(v) of the Code and regulations thereunder, such Award shall be settled in accordance with its original terms or at such earlier time as permitted by Section 409A of the Code.

9. Miscellaneous.

(a) Agreements evidencing Awards under the Plan shall contain such other terms and conditions, not inconsistent with the Plan, as the Committee may determine in its sole discretion, including penalties for the commission of competitive acts or other actions detrimental to the Company. Notwithstanding any other provision hereof, the Committee shall have the right at any time to deny or delay a Participant’s exercise of Options if such Participant is reasonably believed by the Committee (i) to be engaged in material conduct adversely affecting the Company or (ii) to be contemplating such conduct, unless and until the Committee shall have received reasonable assurance that the Participant is not engaged in, and is not contemplating, such material conduct adverse to the interests of the Company.

(b) Participants are and at all times shall remain subject to the trading window policies adopted by the Company from time to time throughout the period of time during which they may exercise Options, Stock Appreciation Rights or sell shares of Company Stock acquired pursuant to the Plan.

10. No Special Employment Rights, No Right to Award.

(a) Nothing contained in the Plan or any Agreement shall confer upon any Participant any right with respect to the continuation of employment or service by the Company or interfere in any way with the right of the Company, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or service or to increase or decrease the compensation of the Participant.

(b) No person shall have any claim or right to receive an Award hereunder. The Committee’s granting of an Award to a Participant at any time shall neither require the Committee to grant any other Award to such Participant or other person at any time or preclude the Committee from making subsequent grants to such Participant or any other person.

11. Securities Matters.

(a) The Company shall be under no obligation to effect the registration pursuant to the Securities Act of any interests in the Plan or any shares of Company Stock to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing shares of Company Stock pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Company Stock are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing shares of Company Stock pursuant to the terms hereof, that the recipient of such shares make such agreements and representations, and that such certificates bear such legends, as the Committee, in its sole discretion, deems necessary or desirable.

(b) The transfer of any shares of Company Stock hereunder shall be effective only at such time as counsel to the Company shall have determined that the issuance and delivery of such shares is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Company Stock are traded. The Committee may, in its sole discretion, defer the effectiveness of any transfer of shares of Company Stock hereunder in order to allow the issuance of such shares to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Committee shall inform the Participant in writing of its decision to defer the effectiveness of a transfer. During the period of such deferral in connection with the exercise of an Award, the Participant may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

12. Withholding Taxes.

(a) Whenever cash is to be paid pursuant to an Award, the Company shall have the right to deduct therefrom an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto.

(b) Whenever shares of Company Stock are to be delivered pursuant to an Award, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto. With the approval of the Committee, a Participant may satisfy the foregoing requirement by electing to have the Company withhold from delivery shares of Company Stock having a value equal to the minimum amount of tax required to be withheld. Such shares shall be valued at their Fair Market Value on the date of which the amount of tax to be withheld is determined. Fractional share amounts shall be settled in cash. Such a withholding election may be made with respect to all or any portion of the shares to be delivered pursuant to an Award.

13. Non-Competition and Confidentiality.

By accepting Awards and as a condition to the exercise of Awards and the enjoyment of any benefits of the Plan, including participation therein, each Participant agrees to be bound by and subject to non-competition, confidentiality and invention ownership agreements acceptable to the Committee or any officer or director to whom the Committee elects to delegate such authority.

14. Notification of Election Under Section 83(b) of the Code.

If any Participant shall, in connection with the acquisition of shares of Company Stock under the Plan, make the election permitted under Section 83(b) of the Code, such Participant shall notify the Company of such election within 10 days of filing notice of the election with the Internal Revenue Service.

15. Amendment or Termination of the Plan.

The Board of Directors or the Committee may, at any time, suspend or terminate the Plan or revise or amend it in any respect whatsoever; provided, however, that the requisite stockholder approval shall be required if and to the extent the Board of Directors or Committee determines that such approval is appropriate or necessary for purposes of satisfying any section of the Code or Rule 16b-3 or other applicable law. Awards may be granted under the Plan prior to the receipt of such stockholder approval of the Plan but each such grant shall be subject in its entirety to such approval and no Award may be exercised, vested or otherwise satisfied prior to the receipt of such approval. No amendment or termination of the Plan may, without the consent of a Participant, adversely affect the Participant’s rights under any outstanding Award.

16. Transfers Upon Death; Nonassignability.

(a) A Participant may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Participant, upon the death of a Participant, outstanding Awards granted to such Participant may be exercised only by the executor or administrator of the Participant’s estate or by a person who shall have acquired the right to such exercise by will or by the laws of descent and distribution. No transfer of an Award by will or the laws of descent and distribution shall be effective to bind the Company unless the Committee shall have been furnished with written notice thereof and with a copy of the will and/or such evidence as the Committee may deem necessary to establish the validity of the transfer and an agreement by the transferee to comply with all the terms and conditions of the Award that are or would have been applicable to the Participant and to be bound by the acknowledgments made by the Participant in connection with the grant of the Award.

(b) During a Participant’s lifetime, the Committee may, in its discretion, pursuant to the provisions set forth in this clause (b), permit the transfer, assignment or other encumbrance of an outstanding Option unless such Option is an Incentive Stock Option and the Committee and the Participant intends that it shall retain such status. Subject to the approval of the Committee and to any conditions that the Committee may prescribe, a Participant may, upon providing written notice to the General Counsel of the Company, elect to transfer any or all Options granted to such Participant pursuant to the Plan to members of his or her immediate family, including, but not limited to, children, grandchildren and spouse or to trusts for the benefit of such immediate family members or to partnerships in which such family members are the only partners; provided, however, that no such transfer by any Participant may be made in exchange for consideration. Any such transferee must agree, in writing, to be bound by all provisions of the Plan.

17. Effective Date and Term of Plan.

The Plan shall become effective on the Effective Date, but the Plan shall be subject to the requisite approval of the stockholders of the Company at the Company’s next annual meeting of its shareholders. In the absence of such approval, such Awards shall be null and void. Unless earlier terminated by the Board of Directors, the right to grant Awards under the Plan shall terminate on the tenth anniversary of the Effective Date. Awards outstanding at Plan termination shall remain in effect according to their terms and the provisions of the Plan.

18. Applicable Law.

Except to the extent preempted by any applicable federal law, the Plan shall be construed and administered in accordance with the laws of the State of Delaware, without reference to its principles of conflicts of law.

19. Participant Rights.

(a) No Participant shall have any claim to be granted any award under the Plan, and there is no obligation for uniformity of treatment for Participants. Except as provided specifically herein, a Participant or a transferee of an Award shall have no rights as a stockholder with respect to any shares covered by any award until the date of the issuance of a Company Stock certificate to him or her for such shares.

(b) Determinations by the Committee under the Plan relating to the form, amount and terms and conditions of grants and Awards need not be uniform, and may be made selectively among persons who receive or are eligible to receive grants and awards under the Plan, whether or not such persons are similarly situated.

20. Unfunded Status of Awards.

The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Agreement shall give any such Participant any rights that are greater than those of a general creditor of the Company.

21. No Fractional Shares.

No fractional shares of Company Stock shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

22. Interpretation.

The Plan is designed and intended to the extent applicable, to comply with the Code, and to provide for grants and other transactions which are exempt under Rule 16b-3, and all provisions hereof shall be construed in a manner to so comply. Awards under the Plan are intended to comply with Code Section 409A to the extent subject thereto and the Plan and all Awards shall be interpreted in accordance with Code Section 409A and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the effective date of the Plan. Notwithstanding any provision in the Plan to the contrary, no payment or distribution under this Plan that constitutes an item of deferred compensation under Code Section 409A and becomes payable by reason of a Participant’s termination of employment or service with the Company will be made to such Participant until such Participant’s termination of employment or service constitutes a “separation from service” (as defined in Code Section 409A). For purposes of this Plan, each amount to be paid or benefit to be provided shall be construed as a separate identified payment for purposes of Code Section 409A. If a participant is a “specified employee” (as defined in Code Section 409A), then to the extent necessary to avoid the imposition of taxes under Code Section 409A, such Participant shall not be entitled to any payments upon a termination of his or her employment or service until the earlier of: (i) the expiration of the six (6)-month period measured from the date of such Participant’s “separation from service” or (ii) the date of such Participant’s death. Upon the expiration of the applicable waiting period set forth in the preceding sentence, all payments and benefits deferred pursuant to this Section 22 (whether they would have otherwise been payable in a single lump sum or in installments in the absence of such deferral) shall be paid to such Participant in a lump sum as soon as practicable, but in no event later than sixty (60) calendar days, following such expired period, and any remaining payments due under this Plan will be paid in accordance with the normal payment dates specified for them herein.

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This Plan was approved and adopted by the Board of Directors on the 5th day of December 2018.